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                    [WORLD MARKETING ALLIANCE, INC. LOGO]



                                   POWER V


                         VARIABLE
                         UNIVERSAL LIFE


                         PROSPECTUS DECEMBER 30, 1996
                         Includes Prospectuses for:
                                Kemper Investors Fund
                                American Skandia Trust

                         This prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities in any state, to any person, to whom it is not lawful to make such an offer in such state.



[ZURICH KEMPER LIFE LOGO]
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                         PROSPECTUS--DECEMBER 30, 1996

--------------------------------------------------------------------------------

                           FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                  THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

  HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049       (847) 550-5500

     This Prospectus describes a variable life insurance policy (the "Policy") offered by Kemper Investors Life Insurance Company ("KILICO"). The Policy provides for life insurance and for the accumulation of Cash Value on a variable basis. Premiums under the Policy are flexible, subject to certain restrictions. The Death Benefit and Cash Value of the Policy may vary to reflect the investment experience of the KILICO Variable Separate Account (the "Separate Account").

     The Policy meets the definition of "life insurance" under Section 7702 of the Internal Revenue Code. The Policy may be issued as or become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be includable in gross income for Federal income tax purposes.

     See "Federal Tax Matters", page 21 for a discussion of laws that affect the tax treatment of the Policy.

     An Owner may allocate premiums under a Policy to one or more of the Subaccounts of the Separate Account and the Fixed Account. Each Subaccount invests in shares of one portfolio of an underlying mutual fund. The underlying mutual funds (and the portfolios of the underlying mutual funds) currently available under the Policy are: (a) Kemper Investors Fund (portfolios--Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth); and (b) American Skandia Trust (portfolios--Lord Abbett Growth and Income, JanCap Growth, T. Rowe Price International Equity, T. Rowe Price Asset Allocation, Founders Capital Appreciation, INVESCO Equity Income, PIMCO Total Return Bond, PIMCO Limited Maturity Bond and Berger Capital Growth). The other portfolios of the Funds are not currently available for investment under the Policy. The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the portfolios of the Funds. The Cash Value in the Fixed Account will accrue interest at a rate that is guaranteed by KILICO.

     The Policy permits the Owner to choose from two death benefit options. KILICO guarantees that the Death Benefit payable for a Policy will never be less than the Death Benefit stated in the Policy Specifications, less Debt, as long as the Policy is in force. There is no guaranteed Cash Value. If the Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse. A guarantee premium and guarantee period are stated in the Policy Specifications. Payment of the guarantee premium is not required but if paid as specified under the Policy will guarantee that the Policy will not lapse during the guarantee period.

     The Owner may examine the Policy and return it to KILICO for a refund during the Free-Look Period.

     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance policy, or to obtain additional insurance protection if a flexible premium variable life insurance policy is already owned.

     This Prospectus generally describes only that portion of the Cash Value allocated to the Separate Account. For a brief summary of the Fixed Account option see "The Fixed Account Option" on page 7.

           THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE APPLICABLE UNDERLYING
           FUND. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR
           FUTURE REFERENCE.
                         ------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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TABLE OF CONTENTS
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
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
DEFINITIONS.................................................................................     1
SUMMARY.....................................................................................     2
KILICO AND THE SEPARATE ACCOUNT.............................................................     5
THE FUNDS...................................................................................     5
FIXED ACCOUNT OPTION........................................................................     7
THE POLICY..................................................................................     8
POLICY BENEFITS AND RIGHTS..................................................................    10
CHARGES AND DEDUCTIONS......................................................................    15
GENERAL PROVISIONS..........................................................................    17
DOLLAR COST AVERAGING.......................................................................    20
SYSTEMATIC WITHDRAWAL PLAN..................................................................    20
DISTRIBUTION OF POLICIES....................................................................    20
FEDERAL TAX MATTERS.........................................................................    21
LEGAL CONSIDERATIONS........................................................................    22
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................................................    22
VOTING INTERESTS............................................................................    22
STATE REGULATION OF KILICO..................................................................    23
DIRECTORS AND OFFICERS OF KILICO............................................................    23
LEGAL MATTERS...............................................................................    26
LEGAL PROCEEDINGS...........................................................................    26
EXPERTS.....................................................................................    26
REGISTRATION STATEMENT......................................................................    26
FINANCIAL STATEMENTS........................................................................    26
APPENDICES..................................................................................    54

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                                  DEFINITIONS

     ACCUMULATION UNIT--An accounting unit of measure used to calculate the value of each Subaccount.

     AGE--The Insured's age on his or her nearest birthday.

     BENEFICIARY--The person to whom the proceeds due on the Insured's death are paid.

     CASH VALUE--The sum of the value of Policy assets in the Separate Account, Fixed Account and Loan Account.

     DATE OF RECEIPT--Date of receipt means the valuation date during which a request, form or payment is received at KILICO's Home Office. KILICO is deemed to have received any request, form or payment on the date it is actually received at the Home Office, provided that it is received before the close of the New York Stock Exchange (which is normally 3:00 p.m. Long Grove time) on any date when the New York Stock Exchange is open. Otherwise, it will be deemed to be received on the next such day.

     DEBT--Debt means (1) the principal of any outstanding loan, plus (2) any loan interest due or accrued to KILICO.

     FIXED ACCOUNT--The amount of assets held in the General Account attributable to the fixed portion of the Policy.

     FREE-LOOK PERIOD--The period of time in which an Owner may cancel the Policy and receive a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner.

     FUNDS--The underlying mutual funds in which the Subaccounts of the Separate Account invest.

     GENERAL ACCOUNT--The assets of KILICO other than those allocated to the Separate Account or any other separate account.

     GUIDELINE SINGLE PREMIUM--The maximum initial amount of premium that can be paid while retaining qualification as a life insurance policy under the Internal Revenue Code.

     INSURED--The person whose life is covered by the Policy and who is named in the Policy Specifications.

     ISSUE DATE--The date shown in the Policy Specifications. Incontestability and suicide periods are measured from the Issue Date.

     LOAN ACCOUNT--The amount of assets transferred from the Separate Account and the Fixed Account and held in the General Account as collateral for Policy Loans.

     MATURITY DATE--The Policy Date anniversary nearest the Insured's 100th birthday.

     MONTHLY PROCESSING DATE--The same day in each month as the Policy Date.

     MORTALITY AND EXPENSE RISK CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for the assumption of mortality risks and expense guarantees.

     PLANNED PREMIUM--The scheduled premium specified by the Owner in the application.

     POLICY DATE--The date shown in the Policy Specifications. The Policy Date is the date used to determine Policy Years and Monthly Processing Dates. The Policy Date is the date that insurance coverage takes effect subject to any principles of conditional receipt under applicable law.

     POLICY YEAR--Each year commencing with the Policy Date and each Policy Date anniversary thereafter.

     SEPARATE ACCOUNT VALUE--The portion of the Cash Value in the Subaccount(s) of the Separate Account.

     SPECIFIED AMOUNT--The amount chosen by the Owner and used to calculate the death benefit. The Specified Amount is shown in the Policy Specifications.

     SUBACCOUNT--A subdivision of the Separate Account.

     SURRENDER VALUE--The surrender value of a Policy is (1) the Cash Value minus (2) any applicable Surrender Charge; minus (3) any Debt.

     TRADE DATE--The date 30 days following the date all requirements for coverage have been completed by the Owner and coverage under the Policy is recorded by KILICO as in force.

     VALUATION DATE--Each business day on which valuation of the assets of the Separate Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

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                                    SUMMARY

     The following summary should be read in conjunction with the detailed information in this prospectus. You should refer to the heading "Definitions" for the meaning of certain terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Policy, as appropriate. Unless otherwise indicated, the description of the Policy contained in this prospectus assumes that the Policy is in force, that there is no indebtedness, and that current Federal tax laws apply.

     The Owner of a Policy pays a premium for life insurance coverage on the person insured. The Policy is a flexible premium policy, so subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments. The Policy provides for a Surrender Value which is payable if the Policy is terminated during an Insured's lifetime. The Death Benefit and Cash Value of the Policy may increase or decrease to reflect investment experience. There is no guaranteed Cash Value. If the Surrender Value is insufficient to pay charges under the Policy, the Policy will lapse unless an additional premium payment or loan repayment is made. A guarantee premium and a guarantee period are stated in the Policy Specifications. The Policy is guaranteed to remain in force during the guarantee period provided the sum of the premiums paid less withdrawals and debt is equal to or greater than the sum of the guarantee premiums. (See "The Policy--Premiums and Allocation of Premiums and Separate Account Value," page 8, "Charges and Deductions," page 15, and "Policy Benefits and Rights," page 10.)

     Under certain circumstances, a Policy may be issued as or become a modified endowment contract as a result of a material change or reduction in benefits as defined by the Internal Revenue Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be included in the Owner's gross income for purposes of Federal income tax (See "Federal Tax Matters," page 21.)

     The purpose of the Policy is to provide insurance protection for the beneficiary named therein. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

POLICY BENEFITS

     CASH VALUE. The Policy provides for a Cash Value. The Cash Value will reflect the amount and frequency of premium payments, the investment experience of the selected Subaccounts, any values in the Fixed Account and Loan Account, and charges imposed in connection with the Policy. The Owner bears the entire investment risk on that portion of the net premiums and Cash Value allocated to the Separate Account. KILICO does not guarantee a minimum Separate Account Value. (See "Policy Benefits and Rights--Cash Value," page 12.)

     The Owner may surrender a Policy at any time and receive the Surrender Value, which equals the Cash Value less any applicable surrender charge and outstanding Debt. Partial withdrawals are also available subject to restrictions. (See "Policy Benefits and Rights--Surrender Privilege," page 14.)

     POLICY LOANS. The Owner may borrow up to 90% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The minimum amount of a loan is $500. Interest at an effective annual rate of 4.50% in the first nine Policy Years and 3.00% thereafter will be charged on outstanding loan amounts. (See "Federal Tax Matters," page 21.)

     When a loan is made, a portion of the Policy's Cash Value equal to the amount of the loan will be transferred from the Separate Account and the Fixed Account (proportionately, unless the Owner requests otherwise) to the Loan Account. Cash Values within the Loan Account will earn 3.00% annual interest. Such earnings will be allocated to the Loan Account. (See "Policy Benefits and Rights--Policy Loans," page 14.)

     If the Policy is treated as a modified endowment contract, a loan will be treated as a distribution for Federal income tax purposes and may be subject to tax, withholding and penalties. (See "Federal Tax Matters," page 21.)

     DEATH BENEFITS. As long as the Policy remains in force, the Policy provides a death benefit payment upon the death of the Insured. The Policy contains two death benefit options. Under Option A, the death benefit is the Specified Amount stated in the Policy Specifications. Under Option B, the death benefit is the Specified Amount stated in the Policy Specifications plus the Cash Value. In either case, the death benefit will not be less than a specified multiple of the Cash Value. The death benefit payable will be reduced by any Debt. (See "Policy Benefits and Rights--Death Benefits," page 10.)

PREMIUMS

     The Owner has flexibility concerning the amount and frequency of premium payments. At the time of application, the Owner will determine a Planned Premium. However, the Owner will not be required to adhere to the schedule and, subject to certain restrictions, may make premium payments in any amount and at any frequency. The amount, frequency, and period of time over which an Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract. The minimum monthly premium payment is $50. Other minimums apply for other payment modes.

     Payment of the scheduled premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends on the Policy's Surrender Value. A guarantee premium and a guarantee period are stated in the Policy Specifications. A Policy will remain in force during the guarantee period provided the sum of the premiums paid less withdrawals and Debt is equal to or greater than the sum of the guarantee premiums. (See "The Policy--Premiums," page 8.)

THE SEPARATE ACCOUNT

     ALLOCATION OF PREMIUMS. The portion of the premium available for allocation equals the premium paid less applicable charges. An Owner indicates in the application for the Policy the percentages of premium to be allocated among the Subaccounts of the Separate Account and the Fixed Account. The Separate Account currently consists of sixteen Subaccounts, each of which invests in shares of a designated portfolio of the Kemper Investors Fund or American Skandia Trust.

     On the day following the date of receipt, the initial premium less applicable charges will be allocated to the Money Market Subaccount. On the Trade Date, which is thirty days from the Issue Date, the Separate Account Value in the Money Market Subaccount will be allocated among the Subaccounts and the Fixed Account in accordance with the Owner's instructions in the application. (See "The Policy -- Policy Issue," page 8.)

     TRANSFERS. Separate Account Value may be transferred among the Subaccounts. One transfer of all or part of the Separate Account Value may be made within a fifteen day period. Transfers are also permitted between the Fixed Account and the Subaccounts, subject to restrictions. (See "Allocation of Premiums and Separate Account Value," page 9.)

THE FUNDS

     The following portfolios of the Kemper Investors Fund are currently available for investment by the Separate Account:

     MONEY MARKET PORTFOLIO, TOTAL RETURN PORTFOLIO, HIGH YIELD PORTFOLIO, GROWTH PORTFOLIO, GOVERNMENT SECURITIES PORTFOLIO, INTERNATIONAL PORTFOLIO AND SMALL CAP GROWTH PORTFOLIO.

     The following portfolios of American Skandia Trust are currently available for investment by the Separate Account:

     LORD ABBETT GROWTH AND INCOME, JANCAP GROWTH, T. ROWE PRICE INTERNATIONAL EQUITY, T. ROWE PRICE ASSET ALLOCATION, FOUNDERS CAPITAL APPRECIATION, INVESCO EQUITY INCOME, PIMCO TOTAL RETURN BOND, PIMCO LIMITED MATURITY BOND AND BERGER CAPITAL GROWTH.

     For a more detailed description of the Funds, see "The Funds," page 5, the Funds' prospectuses, and Statements of Additional Information available upon request.

CHARGES

     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Policy prior to allocation of the net premium. In addition, a charge of 1% of each premium payment will be deducted to compensate KILICO for higher corporate income tax liability resulting from changes in the tax law made by the Omnibus Budget Reconciliation Act of 1990. (See Charges and Deductions--Deductions from Premiums, page 15.)

     No other charges are currently made from premium or the Separate Account for Federal, state or other taxes. Should KILICO determine that such taxes may be imposed, it may make deductions from the Separate Account to pay those taxes. (See "Federal Tax Matters," page 21.)

     Deductions will be made from the Policy's Cash Value in each Subaccount and the Fixed Account on the Policy Date and on each Monthly Processing Date for the cost of providing life insurance coverage for the Insured. In addition, KILICO deducts an asset charge from each Subaccount on a daily basis for the assumption by KILICO of certain mortality and expense risks incurred in connection with the Policy, at an annual rate of .90%. (See "Charges and Deductions--Cost of Insurance Charge and Mortality and Expense Risk Charge," page 16.)

     A $5 per month administrative expense charge is deducted from the Policy's Cash Value on each Monthly Processing Date. (See "Charges and
Deductions--Monthly Administrative Charge," page 16.)

     If, prior to the 15th Policy year or the 15th Policy Year following an increase in Specified Amount, the Policy is surrendered or the Cash Value is applied under a Settlement Option, a surrender charge will be deducted. (See "Policy Benefits and Rights--Surrender Privilege," page 14.)

     In addition, the Subaccounts of the Separate Account purchase shares of the Funds. Each Portfolio of the Funds incurs annual fund operating expenses which consist of management fees and other expenses. The management fees for each Portfolio for the year ending December 31, 1995 as a percentage of average net assets were as follows: Money Market 0.50%; Total Return 0.55%; High Yield 0.60%; Growth 0.60%; Government Securities 0.55%; International 0.75%; Small Cap Growth 0.65%; Lord Abbett Growth and Income 0.75%; JanCap Growth 0.90%; T-Rowe Price Asset Allocation 0.85%; T-Rowe Price International Equity 1.00%; Founders Capital Appreciation .90%; INVESCO Equity Income 0.75%; PIMCO Total Return Bond 0.65%; PIMCO Limited Maturity Bond 0.65% and Berger Capital Growth 0.75%.

     The other expenses for each Portfolio for the year ending December 31, 1995 as a percentage of average net assets were as follows: Money Market 0.05%; Total Return 0.05%; High Yield 0.05%; Growth 0.04%; Government Securities 0.10%; International 0.17%; Small Cap Growth 0.22%; Lord Abbett Growth and Income 0.24%; JanCap Growth 0.22%; T. Rowe Price Asset Allocation 0.40%; T. Rowe Price International Equity 0.33%; Founders Capital Appreciation 0.32%; INVESCO Equity Income 0.23%; PIMCO Total Return Bond 0.24%; PIMCO Limited Maturity Bond 0.24%; and Berger Capital Growth 0.42%. The investment manager for the American Skandia Trust has agreed to reimburse each Portfolio to the extent expenses exceed specified percentage limits. Without this reimbursement, the other expenses for the T. Rowe Price Asset Allocation Portfolio would have been 0.44%. For additional information about the fees and expenses of the Funds, see "The Funds", page 5, and the prospectuses for the Funds.

TAX TREATMENT UNDER CURRENT FEDERAL TAX LAW

     The Cash Value, while it remains in the Policy, and the Death Benefit should be subject to the same Federal income tax treatment as the cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if the Policy is not treated as a modified endowment contract, the Owner is generally not deemed to be in receipt of the Cash Value under a Policy until a distribution occurs through a withdrawal or surrender. If the Policy is treated as a modified endowment contract, a loan will also be treated as a distribution. A change of Owners, an assignment, a loan or a surrender of the Policy may have tax consequences.

     Death Benefits payable under the Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be subject to income tax on the Death Benefit. (See "Federal Tax Matters," page 21.)

FREE-LOOK PERIOD

     The Owner is granted a period of time to examine a Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. (See "Policy Benefits and Rights--Free-Look Period and Exchange Rights," page 15.)

ILLUSTRATIONS OF CASH VALUES, SURRENDER VALUES, DEATH BENEFITS

     Tables in the Appendix illustrate the Cash Values, Surrender Values and Death Benefits based upon certain hypothetical assumed rates of return for the Separate Account and the charges deducted under the Policy.

                        KILICO AND THE SEPARATE ACCOUNT

KEMPER INVESTORS LIFE INSURANCE COMPANY

     Kemper Investors Life Insurance Company ("KILICO"), 1 Kemper Drive, Long Grove, Illinois 60049, was organized in 1947 and is a stock life insurance company organized under the laws of the State of Illinois. KILICO is a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Zurich Insurance Company and Insurance Partners L.P. and Insurance Partners Offshore (Bermuda), L.P. indirectly and directly own 80 percent and 20 percent, respectively, of Kemper Corporation. KILICO offers life insurance and annuity products and is admitted to do business in the District of Columbia and all states except New York.

SEPARATE ACCOUNT

     KILICO Variable Separate Account (the "Separate Account") was established by KILICO as a separate investment account on January 22, 1987. The Separate Account will receive and invest net premiums under the Policy. In addition, the Separate Account may receive and invest net premiums for other variable life insurance policies offered by KILICO.

     The Separate Account is administered and accounted for as part of the general business of KILICO, but the income, capital gains or capital losses of the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which KILICO may conduct. The benefits provided under the Policy are obligations of KILICO.

     The Separate Account has been registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or KILICO.

     The Separate Account is currently divided into sixteen Subaccounts. Each Subaccount invests exclusively in shares of one of the corresponding portfolios of the Funds. Income and both realized and unrealized gains or losses from the assets of each Subaccount generally are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any business KILICO may conduct.

                                   THE FUNDS

     The Separate Account invests in shares of the Kemper Investors Fund and American Skandia Trust, series type mutual funds registered with the Commission as open-end management investment companies. Registration of the Funds does not involve supervision of their management, investment practices or policies by the Commission. The Funds are designed to provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds currently are sold only to insurance company separate accounts and, with respect to American Skandia Trust, certain qualified retirement plans. In addition to the Separate Account, shares of the Funds may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts of companies unaffiliated with KILICO, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently neither KILICO nor the Funds foresees any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. Management of the Funds has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if KILICO believes that a Fund's response to any of those events or conflicts insufficiently protects the Owners, it will take appropriate action on its own.

     The Separate Account invests in the underlying portfolios of the Funds. The assets of each portfolio are held separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund, and the income, gains or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

KEMPER INVESTORS FUND

     The Kemper Investors Fund portfolios in which the Separate Account invests are summarized below:

     MONEY MARKET PORTFOLIO: This Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in twelve months or less.

     TOTAL RETURN PORTFOLIO: This Portfolio seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

     HIGH YIELD PORTFOLIO: This Portfolio seeks a high level of current income by investing in fixed-income securities.

     GROWTH PORTFOLIO: This Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

     GOVERNMENT SECURITIES PORTFOLIO: This Portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

     INTERNATIONAL PORTFOLIO: This Portfolio seeks a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

     SMALL CAP GROWTH PORTFOLIO: This Portfolio seeks maximum appreciation of investors' capital.

     Zurich Kemper Investments, Inc. ("ZKI") (formerly Kemper Financial Services, Inc.), an affiliate of KILICO, is the investment adviser to each portfolio of the Kemper Investors Fund specified above and manages its daily investments and business affairs, subject to the policies established by the trustees of the Kemper Investors Fund. For its advisory services to the Portfolios, ZKI receives compensation monthly at annual rates equal to .50 of 1%, .55 of 1%, .60 of 1%, .60 of 1%, .55 of 1%, .75 of 1% and .65% of 1% of the
average daily net asset values of the Money Market Portfolio, the Total Return Portfolio, the High Yield Portfolio, the Growth Portfolio, the Government Securities Portfolio, the International Portfolio and the Small Cap Growth Portfolio, respectively.

AMERICAN SKANDIA TRUST

     The American Skandia Trust portfolios in which the Separate Account invests are summarized below:

     LORD ABBETT GROWTH AND INCOME PORTFOLIO: This Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

     JANCAP GROWTH PORTFOLIO: This Portfolio seeks growth of capital in a manner consistent with preservation of capital.

     T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO: This Portfolio seeks total return on its assets from long-term growth of capital and income through investment primarily in established, non-U.S. companies.

     T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: This Portfolio seeks a high level of total return by investing primarily in a diversified group of fixed income and equity securities.

     FOUNDERS CAPITAL APPRECIATION PORTFOLIO: This Portfolio seeks capital appreciation through investment primarily in common stocks of small U.S. companies with market capitalizations of $1.5 billion or less. The Portfolio's securities will ordinarily be traded in the over-the-counter market.

     INVESCO EQUITY INCOME PORTFOLIO: This Portfolio seeks high current income while following sound investment practices, with capital growth potential as an additional but secondary consideration, by investing its assets primarily in dividend-paying, marketable common stocks of domestic and foreign industrial issuers.

     PIMCO TOTAL RETURN BOND PORTFOLIO: This Portfolio seeks to realize maximum total return consistent with preservation of capital.

     PIMCO LIMITED MATURITY BOND PORTFOLIO: This Portfolio seeks to realize maximum total return consistent with preservation of capital and prudent investment management.

     BERGER CAPITAL GROWTH PORTFOLIO: This Portfolio seeks to achieve long-term capital appreciation primarily by investing in the common stocks of established companies.

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for the American Skandia Trust. ASISI engages a sub-adviser for each Portfolio as described in the Prospectus to the American Skandia Trust. ASISI receives compensation at annual rates equal to the following percentages of average daily net asset values: Lord Abbett Growth and Income 0.75%; JanCap Growth 0.90%; T. Rowe Price Asset Allocation 0.85%; T. Rowe Price International Equity 1.00%; Founders Capital Appreciation .90%; INVESCO Equity Income 0.75%; PIMCO Total Return Bond 0.65%; PIMCO Limited Maturity Bond 0.65%; and Berger Capital Growth 0.75%. ASISI is solely responsible for compensating the sub-advisers.

     There is no assurance that any of the Portfolios of the Kemper Investors Fund or the American Skandia Trust will achieve its stated objective. More detailed information, including a description of risks involved in investing in each of the Portfolios may be found in the prospectus for each Fund and each Fund's Statement of Additional Information.

CHANGE OF INVESTMENTS

     KILICO reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. KILICO reserves the right to eliminate the shares of any of the portfolios of the Funds and to substitute shares of another portfolio of the Funds or of another investment company, if the shares of a portfolio are no longer available for investment, or if in its judgment further investment in any portfolio becomes inappropriate in view of the purposes of the Policy or the Separate Account. KILICO may also eliminate or combine one or more subaccounts, transfer assets, or it may substitute one subaccount for another subaccount, if, in its sole discretion, marketing, tax or investment conditions warrant. KILICO will not substitute any shares attributable to an Owner's interest in a Subaccount of the Separate Account without notice to the Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

     KILICO also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of KILICO, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Owners as determined by KILICO.

     If deemed by KILICO to be in the best interests of persons having voting interests under the Policy, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other KILICO separate accounts. To the extent permitted by law, KILICO may also transfer the assets of the Separate Account associated with the Policy to another separate account, or to the General Account.

                              FIXED ACCOUNT OPTION

     NET PREMIUMS ALLOCATED BY POLICY OWNERS TO THE FIXED ACCOUNT OF THE POLICY AND TRANSFERS TO THE FIXED ACCOUNT BECOME PART OF THE GENERAL ACCOUNT OF KILICO, WHICH SUPPORTS INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") NOR IS THE FIXED ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND KILICO HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED PORTION. DISCLOSURES REGARDING THE FIXED ACCOUNT, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

     Under the Fixed Account Option offered under the Policies, KILICO allocates payments to its General Account and pays a fixed interest rate for stated periods. This Prospectus describes only the element of the Contract pertaining to the Separate Account except where it makes specific reference to fixed accumulation and settlement elements.

     The Policies guarantee that payments allocated to the Fixed Account will earn a minimum fixed interest rate of 3%. KILICO, at its discretion, may credit interest in excess of 3%. KILICO reserves the right to change the rate of excess interest credited as provided under the terms of the Policy. KILICO also reserves the right to declare separate rates of excess interest for net premiums or amounts transferred at designated times, with the result that amounts at any given designated time may be credited with a higher or lower rate of excess interest than the rate or rates of excess interest previously credited to such amounts and net premiums or amounts transferred at any other designated time.

                                   THE POLICY

POLICY ISSUE

     Before KILICO will issue a Policy, it must receive a completed application and a full initial premium at its Home Office. A Policy ordinarily will be issued only for Insureds Age 1 through 75 who supply satisfactory evidence of insurability to KILICO. Acceptance of an application is subject to underwriting by KILICO.

     After underwriting is complete and the Policy is delivered to the Owner, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. (See "Premiums," below.)

PREMIUMS

     Premiums are to be paid to KILICO at its Home Office. (See "Distribution of Policies.") Checks ordinarily must be made payable to KILICO.

     PLANNED PREMIUMS. When applying for a Policy, a Policy Owner will specify a Planned Premium payment that provides for the payment of level premiums over a specified period of time. However, the Policy Owner is not required to pay Planned Premiums.

     The minimum monthly premium that will be accepted by KILICO is $50. For modes other than monthly the minimums are: single premium $5,000; annual $600; semi-annual $300; quarterly $150. The amount, frequency and period of time over which a Policy Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment than conventional life insurance contracts for certain pre-death distributions. Accordingly, variations from the Planned Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

     Payment of the Planned Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Surrender Value. Even if Planned Premiums are paid, the Policy will lapse any time Surrender Value is insufficient to pay the current monthly deductions and a Grace Period expires without sufficient payment. (See "Policy Lapse and Reinstatement.")

     A guarantee period and a monthly guarantee premium are specified in the Policy Specifications. The guarantee period is the period that ends on the third Policy anniversary. During the guarantee period, the policy will remain in force and no grace period will begin provided that the total premiums received, less any withdrawals and any outstanding loans, equals or exceeds the monthly guarantee premium times the number of months since the Policy Date, including the current month.

     KILICO may reject or limit any premium payment that is below the current minimum premium amount requirements, or that would increase the death benefit by more than the amount of the premium. All or a portion of a premium payment will be rejected and returned to the Owner if it would disqualify the Policy as life insurance under the Internal Revenue Code.

     Certain charges will be deducted from each premium payment. (See "Charges and Deductions.") The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Premiums and Separate Account Value."

     POLICY DATE. The Policy Date is the date used to determine Policy Years and Monthly Processing Dates. The Policy Date will be the date that coverage on the Insured takes effect. If such date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month.

     In the event an application is declined by KILICO, the Cash Value in the Money Market Subaccount plus the total amount of monthly deductions and deductions against premiums will be refunded.

     The full initial premium is the only premium required to be paid under a Policy. However, additional premiums may be necessary to keep the Policy in force. (See "The Policy--Policy Lapse and Reinstatement.")

ALLOCATION OF PREMIUMS AND SEPARATE ACCOUNT VALUE

     ALLOCATION OF PREMIUMS. The initial net premium will be allocated to the Money Market Subaccount. The Separate Account Value will remain in the Money Market Subaccount until the Trade Date, which is 30 days after the Issue Date. On the Trade Date, the Separate Account Value in the Money Market Subaccount will be allocated to the Subaccounts and the Fixed Account as elected by the Owner in the application for the Policy. Additional premiums received will continue to be allocated in accordance with the Owner's instructions in the application unless contrary written instructions are received. Once a change in allocation is made, all future premiums will be allocated in accordance with the new allocation, unless contrary written instructions are received. The minimum amount of any premium that may be allocated to a Subaccount is $50. Cash Value may be allocated to a total of ten accounts at any given time.

     The Separate Account Value will vary with the investment experience of the chosen Subaccounts. The Owner bears the entire investment risk.

     TRANSFERS. After the Trade Date, Separate Account Value may be transferred among the Subaccounts and into the Fixed Account. One transfer of all or a part of the Separate Account Value may be made within a fifteen day period. All transfers made during a business day will be treated as one request.

     Fixed Account Value may be transferred to one or more Subaccounts. One transfer of part of the Fixed Account Value may be made once each Policy Year in the thirty day period following the end of a Policy Year.

     Transfer requests must be in writing in a form acceptable to KILICO, or by telephone authorization under forms authorized by KILICO. (See "General Provisions--Written Notices and Requests.") The minimum partial transfer amount is $500. No partial transfer may be made if the value of the Owner's remaining interest in a Subaccount or the Fixed Account, from which amounts are to be transferred, would be less than $500 after such transfer. These minimums may be waived for reallocations under established third party asset allocation programs. Transfers will be based on the Accumulation Unit values next determined following receipt of valid, complete transfer instructions by KILICO. The transfer provision may be suspended, modified or terminated at any time by KILICO. KILICO reserves the right to charge up to $25 for each transfer. KILICO disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by KILICO, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, a Policy Owner would bear this risk of loss in the event of a fraudulent telephone transfer.

     If a Policy Owner authorizes a third party to transact transfers on the Policy Owner's behalf, we will reallocate the Cash Value pursuant to the asset allocation program determined by such third party. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options that will be available for transfer under third party authorizations.

     AUTOMATIC ASSET REALLOCATION. A Policy Owner may elect to have transfers made automatically among the Subaccounts of the Separate Account on an annual or a quarterly basis so that Cash Value is reallocated to match the percentage allocations in the Policy Owner's predefined premium allocation elections. Transfers under this program will not be subject to the $500 minimum transfer amounts. An election to participate in the automatic asset reallocation program must be in writing in the form prescribed by KILICO and returned to KILICO at its home office.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Lapse will occur when the Surrender Value of a Policy is insufficient to cover the monthly deductions, and a grace period expires without a sufficient payment being made. (See "Charges and Deductions.")

     A grace period of 61 days will be given to the Owner. It begins when notice is sent that the Surrender Value of the Policy is insufficient to cover the monthly deductions. Failure to make a premium payment or loan repayment during the grace period sufficient to keep the Policy in force for three months will cause the Policy to lapse and terminate without value.

     If payment is received within the grace period, the premium or loan repayment will be allocated to the Subaccounts and the Fixed Account in accordance with the most current allocation instructions, unless otherwise requested. Amounts over and above the amounts necessary to prevent lapse may be paid as additional premiums, however, to the extent otherwise permitted. (See "The Policy--Premiums.")

     KILICO will not accept any payment that would cause the total premium payment to exceed the maximum payment permitted by the Code for life insurance under the guideline premium limits. However, the Owner may voluntarily repay a portion of Debt to avoid lapse. (See "Federal Tax Matters.")

     If premium payments have not exceeded the maximum payment permitted by the Code, the Owner may choose to make a larger payment than the minimum required payment to avoid the recurrence of the potential lapse of coverage. The Owner may also combine premium payments with Debt repayments.

     The death benefit payable during the grace period will be the Death Benefit in effect immediately prior to the grace period, less any Debt and any unpaid monthly deductions.

     REINSTATEMENT. If a Policy lapses because of insufficient Surrender Value to cover the monthly deductions, and it has not been surrendered for its Surrender Value, it may be reinstated at any time within three years after the date of lapse. Tax consequences may affect the decision to reinstate. Reinstatement is subject to:

     (1) receipt of evidence of insurability satisfactory to KILICO;

     (2) payment of a minimum premium sufficient to cover monthly deductions for the grace period and to keep the Policy in force three months; and

     (3) payment or reinstatement of any Debt against the Policy which existed at the date of termination of coverage.

     The effective date of reinstatement of a Policy will be the Monthly Processing Date that coincides with or next follows the date the application for reinstatement is approved by KILICO. Suicide and incontestability provisions will apply from the effective date of reinstatement.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFITS

     While the Policy is in force (see "Policy Lapse and Reinstatement--Lapse," above), the death benefit is based on the death benefit option, the Specified Amount and the table of death benefit percentages applicable at the time of death. The death benefit proceeds will be equal to the death benefit minus any Debt and minus any monthly deductions due during the grace period.

     A Policy Owner may select one of two death benefit options: Option A or Option B. An applicant designates the death benefit option in the application. Subject to certain restrictions, the Owner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount.

     The Specified Amount is chosen by the Owner on the application and is stated in the Policy Specifications. The minimum Specified Amount permitted under the Policy is $50,000.

     OPTION A. Under Option A, the death benefit will be equal to the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix B to this Prospectus and in the Policy.

     OPTION B. Under Option B, the death benefit will be equal to the Specified Amount plus the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, the Cash Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Cash Value varies.

     EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies--Policies I, II, and III--with the same Specified

Amount, but Cash Values that vary as shown, and which assume an Insured is Age 35 at the time of death and that there is no outstanding Debt.

                                                                    POLICY        POLICY
                                                     POLICY I         II           III
                                                     --------      --------      --------
          Specified Amount........................   $100,000      $100,000      $100,000
          Cash Value on Date of Death.............   $ 25,000      $ 50,000      $ 75,000
          Death Benefit Percentage................        250%          250%          250%
          Death Benefit Under Option A............   $100,000      $125,000      $187,500
          Death Benefit Under Option B............   $125,000      $150,000      $187,500

     Under Option A, the death benefit for Policy I is equal to $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Cash Value at the date of death multiplied by the death benefit percentage ($25,000 X 250% = $62,500). For both Policies II and III under Option A, the Cash Value multiplied by the death benefit percentage ($50,000 X 250% = $125,000 for Policy II; $75,000 X 250% = $187,500 for Policy III) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Specified Amount plus Cash Value ($100,000 + $25,000 = $125,000) or the Cash Value multiplied by the death benefit percentage ($25,000 X 250% = $62,500). Similarly, in Policy II, Specified Amount plus Cash Value ($100,000 + $50,000 = $150,000) is greater than Cash Value multiplied by the death benefit percentage ($50,000 X 250% = $125,000). In Policy III, the Cash Value multiplied by the death benefit percentage ($75,000 X 250% = $187,500) is greater than the Specified Amount plus Cash Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

     All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

     Death Benefits under the Policy will ordinarily be paid within seven days after KILICO receives all documentation required for such a payment. Payments may be postponed in certain circumstances. (See "General Provisions -- Postponement of Payments")

CHANGES IN DEATH BENEFIT OPTION

     After the first Policy Year, a Policy Owner may request that the death benefit under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year and should be made in writing to KILICO's Home Office. The effective date of any such change is the next Monthly Processing Date after the change is accepted.

     A change in the death benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit since Cash Value will then be added to the new Specified Amount, and the death benefit will then vary with Cash Value.

     A change in the death benefit from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit since the Cash Value will no longer be added to the Specified Amount in determining the death benefit. From that point on, the death benefit will equal the new Specified Amount (or, if higher, the Cash Value times the applicable specified percentage).

     A change in death benefit option may affect the future monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.") Assuming that the Policy's death benefit would not be equal to Cash Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the future net amount at risk, and therefore decrease the future cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the insured's Age.

CHANGES IN SPECIFIED AMOUNT

     After the first Policy Year, a Policy Owner may request an increase or decrease in the Specified Amount under a Policy subject to approval from KILICO. A change in Specified Amount may only be made once per Policy Year and must be in an amount at least equal to $25,000. Increases are not allowed after the Insured attains age 75. Increasing the Specified Amount could increase the death benefit under a Policy, and decreasing the Specified Amount could decrease the death benefit. (See "Federal Tax Matters.") The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by the Owner and the degree to which the death benefit under a Policy exceeds the Specified Amount prior to the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase an Owner's cost of insurance charge and the guarantee premium amount. However, the guarantee period will not be extended as a result of an increase in Specified Amount. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease an Owner's cost of insurance charge. A decrease in Specified Amount will not decrease the guarantee premium.

     INCREASES. Additional evidence of insurability satisfactory to KILICO will be required for an increase in Specified Amount.

     DECREASES. Any decrease in Specified Amount will first be applied to the most recent increases successively, then to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below the lesser of the initial Specified Amount or $50,000. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, KILICO will refund the Policy Owner the amount of such excess above the premium limitations.

     KILICO reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Owner would have to be made from Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy.

     Any request for an increase or decrease in Specified Amount must be made by written application to KILICO's Home Office. It will become effective on the Monthly Processing Date on or next following KILICO's acceptance of the request. If the Owner is not the Insured, KILICO will also require the consent of the Insured before accepting a request.

BENEFITS AT MATURITY

     If the Insured is living on the Policy Date anniversary nearest the Insured's 100th birthday, KILICO will pay the Owner the Surrender Value of the Policy. On the Maturity Date, the Policy will terminate and KILICO will have no further obligations under the Policy.

CASH VALUE

     The Policy's Cash Value will reflect the investment experience of the selected Subaccounts, the frequency and amount of premiums paid, transfers between Subaccounts, withdrawals, any Fixed Account or Loan Account values, and any charges assessed in connection with the Policy. An Owner may make partial withdrawals of Cash Value or surrender the Policy and receive the Policy's Surrender Value, which equals the Cash Value less surrender charges and Debt. (See "Surrender Privilege.") There is no minimum guaranteed Cash Value.

     CALCULATION OF CASH VALUE. The Cash Value of the Policy is the total of the Policy's Separate Account Value, Fixed Account Value and Loan Account value. The Cash Value is determined on each Valuation Date. It will first be calculated on the Policy Date. On that date, the Cash Value equals the initial premium, less the monthly deductions for the first Policy Month. (See "Charges and Deductions.")

     On any Valuation Date during the Policy Year, the Policy's Separate Account Value in any Subaccount will equal:

          (1) The Policy's Separate Account Value in the Subaccount at the end of the preceding Valuation Period, multiplied by the Investment Experience Factor (defined below) for the current Valuation Period; plus

          (2) Any net premiums received during the current Valuation Period which are allocated to the Subaccount; plus

          (3) All amounts transferred to the Subaccount, either from another Subaccount or the Fixed Account or from the Loan Account in connection with the repayment of a Policy loan (see "Policy Benefits and Rights--Policy Loans,") during the current Valuation Period; minus

          (4) The pro rata portion of the monthly cost of insurance charge, administrative charge, and any other charges assessed to the Subaccount. (See "Charges and Deductions--Cost of Insurance Charge."); minus

          (5) All amounts transferred from the Subaccount during the current Valuation Period; minus

          (6) All amounts withdrawn from the Subaccount during the current Valuation Period; minus

          (7) All amounts loaned from the Subaccount during the current Valuation Period.

     There will also be Cash Value in the Loan Account if there is a Policy loan outstanding. The Loan Account is credited with amounts transferred from Subaccounts in connection with Policy loans. The Loan Account balance accrues daily interest at an effective annual rate of 3.00%. (See "Policy Benefits and Rights--Policy Loans.")

     The Cash Value in the Fixed Account is credited with interest at the annual rate declared by KILICO. The annual rate will never be less than 3%.

     ACCUMULATION UNIT VALUE. Each Subaccount has a distinct Accumulation Unit Value. When net premiums or other amounts are allocated to a Subaccount, a number of units are purchased based on the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from, a Subaccount, units are redeemed in a similar manner.

     For each Subaccount, the Accumulation Unit Value was initially set at the same unit value as the net asset value of a share of the underlying Fund. The Accumulation Unit Value for each subsequent Valuation Period is the Investment Experience Factor for that Valuation Period multiplied by the Accumulation Unit Value for the immediately preceding period. Each Valuation Period has a single Accumulation Unit Value which applies for each day in the period. The number of Accumulation Units will not change as a result of investment experience. The Investment Experience Factor may be greater or less than one; therefore, the Accumulation Unit Value may increase or decrease.

     INVESTMENT EXPERIENCE FACTOR. The investment experience of the Separate Account is calculated by applying the Investment Experience Factor to the Separate Account Value in each Subaccount during a Valuation Period. Each Subaccount has its own distinct Investment Experience Factor. The Investment Experience Factor of a Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:

          a. The net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

          b. the per share amount of any dividend or capital gain distributions made by the investment held in the Subaccount division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          c. a charge or credit for any taxes reserved for the current valuation period which we determine to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior Valuation Period;

     (3) is the factor representing the Mortality and Expense Risk Charge. (See "Charges and Deductions --Mortality and Expense Risk Charge.")

POLICY LOANS

     After the first Policy Year, the Owner may by written request to KILICO borrow all or part of the maximum loan amount of the Policy. The maximum loan amount is 90% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The amount of any new loan may not exceed the maximum loan amount less Debt on the date a loan is granted. The minimum amount of a loan is $500. Any amount due an Owner under a Policy Loan ordinarily will be paid within 7 days after KILICO receives a loan request at its Home Office, although payments may be postponed under certain circumstances. (See "Postponement of Payments," and "Federal Tax Matters.")

     On the date a Policy loan is made, an amount equal to the loan amount will be transferred from the Separate Account and Fixed Account to the Loan Account. Unless the Owner directs otherwise, the loaned amount will be deducted from the Subaccounts and the Fixed Account in proportion to the values that each bears to the Separate Account Value of the Policy in all of the Subaccounts plus the Fixed Account Value at the end of the Valuation Period during which the request is received.

     The loan interest will be assessed at an effective annual rate of 4.5% in the first nine Policy Years and 3.00% thereafter. Interest not paid when due will be added to the loan amount due upon the earlier of the next Policy Date anniversary or when coverage ceases upon lapse, surrender, death or maturity and bear interest at the same rate. When interest is added to the loan amount, a transfer in this amount will be made from the Separate Account and the Fixed Account to the Loan Account.

     Cash Value in the Loan Account will earn 3.00% annual interest. Such earnings will be allocated to the Loan Account.

     LOAN REPAYMENT. While the Policy is in force, policy loans may be repaid at any time, in whole or in part. At the time of repayment, Cash Value in the Loan Account equal to the amount of the repayment which exceeds the difference between interest due and interest earned will be allocated to the Subaccounts and the Fixed Account according to the Owner's current allocation instructions, unless otherwise requested by the Owner. Transfers from the Loan Account to the Separate Account or the Fixed Account as a result of the repayment of Debt will be allocated at the end of the Valuation Period during which the repayment is received. Such transfers will not be counted in determining the transfers made within a 15 day period.

     EFFECTS OF POLICY LOAN. Policy loans decrease Surrender Value and, therefore, the amount available to pay the charges necessary to keep the Policy in force. If Surrender Value on the day immediately preceding a Monthly Processing Date is less than the monthly deductions for the next month, KILICO will notify the Owner. (See "General Provisions--Written Notices and Requests.") The Policy will lapse and terminate without value, unless a sufficient payment is made to KILICO within 61 days of the date such notice is sent to the Owner. (See "The Policy--Policy Lapse and Reinstatement.")

     EFFECT ON INVESTMENT EXPERIENCE. A Policy Loan will have an effect on the Cash Value of a Policy. The collateral for the loan (the amount held in the Loan Account) does not participate in the experience of the Subaccounts or the current interest rate of the Fixed Accounts while the loan is outstanding. If the interest credited to the Loan Account is more than the amount that would have been earned in the Subaccounts or the Fixed Account, the Cash Value will, and the Death Benefit may, be higher as a result of the loan. Conversely, if the amount credited to the Loan Account is less than would have been earned in the Subaccounts or the Fixed Account, the Cash Value, as well as the Death Benefit, may be less.

     TAX TREATMENT. If the Policy is treated as a modified endowment contract, a loan will be taxed in the same way as a loan from an annuity. Therefore, a loan may be subject to Federal income tax and a 10% tax penalty may apply. (See "Federal Tax Matters.")

SURRENDER PRIVILEGE

     While the Insured is living and the Policy is in force, the Owner may surrender the Policy for its Surrender Value. To surrender the Policy, the Owner must make written request to KILICO at its Home Office and return the Policy to KILICO. The Surrender Value is equal to the Cash Value less any applicable Surrender Charge and any Debt. (See "Surrender Charge," below.)

     SURRENDER CHARGE. During the first fourteen Policy Years and the first fourteen Policy Years following an increase in Specified Amount, if the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a Surrender Charge is assessed against the Cash Value. The Surrender Charge consists of two components, an administrative component (issue charge) and a sales component (deferred sales charge).

     The issue charge is a level charge of $5.00 per thousand of Specified Amount and the sum of coverage amounts for any other insureds. For issue ages up to age 66, the full issue charge will apply in Policy Years 1-5 and will decline by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the full issue charge will apply in Policy Years 1-3 and will decline by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15. This charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records. KILICO does not expect to profit from the issue charge.

     The deferred sales charge is equal to 30% of premiums paid up to one Target Premium shown in the Policy and a percentage of premiums paid above one Target Premium equal to 7.5% for issue ages up to age 66 and 5% for issue ages 66-75. For issue ages up to age 66, the full deferred sales charge will apply in Policy Years 1-5 and will decline by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the full deferred sales charge will apply in Policy Years 1-3 and will decline by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15. The deferred sales charge is to reimburse KILICO for some of the expenses of distributing the Policies.

     During the first fourteen Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, years commencing on the date of the increase and Target Premium associated with the increase.

     The applicable Surrender Charge will be determined based upon the date of receipt of the written request for surrender.

     PARTIAL WITHDRAWALS. After the first Policy Year, a Policy Owner may make withdrawals of amounts less than the Surrender Value. The minimum amount of each withdrawal is $500 and the maximum amount at any time that a surrender charge is assessable is 10% of the Surrender Value. A $25 withdrawal charge will be imposed for processing each withdrawal. (See "Charges and Deductions.") A withdrawal will decrease the Cash Value by the amount of the withdrawal and, if Death Benefit Option A is in effect, will reduce the Specified Amount by the amount of the withdrawal.

FREE-LOOK PERIOD AND EXCHANGE RIGHTS

     The Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner, or, 45 days after the Owner completes the application for insurance, whichever is later. The amount of the refund will be the sum of the Cash Value in the Money Market Subaccount plus the total amount of monthly deductions and deductions made against Premiums. An Owner seeking a refund should return the Policy to KILICO at its Home Office or to the agent who sold the Policy.

     At any time during the first two years after the Issue Date, the Owner may exchange the Policy for a non-variable permanent fixed benefit life insurance policy then currently being offered by KILICO or an affiliate on the life of the Insured. No evidence of insurability will be required. The amount of the new policy may be, at the election of the Owner, either the initial Death Benefit or the same net amount at risk as the Policy on the exchange date. All Debt under the Policy must be repaid and the surrender of the Policy is required before the exchange is made. The Policy Date and issue age will be the same as existed under the Policy.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Policy prior to allocation of the net premium. This charge is to reimburse KILICO for the payment of state premium taxes. KILICO expects to pay an average state premium tax rate of approximately 2.5% but the actual premium tax attributable to a Policy may be more or less. In addition, a charge for federal taxes equal to 1% of each premium payment will be deducted to compensate KILICO for a higher corporate income tax liability resulting from changes made to the Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1990.

COST OF INSURANCE CHARGE

     A monthly deduction is made from the Subaccounts and the Fixed Account for the cost of insurance to cover KILICO's anticipated mortality costs. The cost of insurance charge is deducted monthly in advance and is allocated among the Subaccounts and the Fixed Account in proportion each bears to the Cash Value of the Policy less Debt.

     The cost of insurance will be deducted on the Policy Date and on each Monthly Processing Date thereafter by the cancellation of units. If the Monthly Processing Date falls on a day other than a Valuation Date, the charge will be determined on the next Valuation Date. The cost of insurance charge is determined by multiplying the applicable cost of insurance rate (see below) by the "net amount at risk" for each policy month. The net amount at risk is equal to the Death Benefit minus the Cash Value on the Monthly Processing Date.

     COST OF INSURANCE RATE. The monthly cost of insurance rates are based on the issue age, sex, rate class of the Insured and Policy Year. The monthly cost of insurance rates will be determined by KILICO based on its expectations as to future mortality experience. Any change in the schedule of rates will apply to all individuals of the same class as the Insured. The cost of insurance rate may never exceed those shown in the table of guaranteed maximum cost of insurance rates in the Policy. The guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday, published by the National Association of Insurance Commissioners.

     RATE CLASS. The rate class of an Insured will affect the cost of insurance rate. KILICO currently places Insureds in preferred rate classes and rate classes involving a higher mortality risk. The cost of insurance rates for rate classes involving a higher mortality risk are multiples of the preferred rates. (See "Charges and Deductions--Cost of Insurance Rate," above.)

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge is deducted from the Subaccounts of the Separate Account for mortality and expense risks assumed by KILICO. This charge will be at an annual rate of 0.90%. KILICO may profit from this charge.

     The mortality and expense risk assumed is that KILICO's estimates of longevity and of the expenses incurred over the lengthy period the Policy may be in effect--which estimates are the basis for the level of other charges KILICO makes under the Policy--will not be correct.

MONTHLY ADMINISTRATIVE CHARGE

     KILICO deducts a monthly administrative expense charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to owners. This charge is designed only to reimburse KILICO for certain actual administrative expenses. KILICO does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $5 per month.

OTHER CHARGES

     SURRENDER CHARGE. During the first fourteen Policy Years and the first fourteen Policy Years following an increase in Specified Amount, if the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a Surrender Charge is assessed against the Cash Value. The Surrender Charge consists of two components, an administrative component (issue charge) and a sales component (deferred sales charge).

     The issue charge is a level charge of $5.00 per thousand of Specified Amount and the sum of coverage amounts for any other insureds. For issue ages up to age 66, the full issue charge will apply in Policy Years 1-5 and will decline by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the full issue charge will apply in Policy Years 1-3 and will decline by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15. This charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records. KILICO does not expect to profit from the issue charge.

     The deferred sales charge is equal to 30% of premiums paid up to one Target Premium shown in the Policy and a percentage of premiums paid above one Target Premium equal to 7.5% for issue ages up to age 66 and 5% for issue ages 66-75. For issue ages up to age 66, the full deferred sales charge will apply in Policy Years 1-5 and will decline by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the full deferred sales charge will apply in Policy Years 1-3 and will decline by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15. The deferred sales charge is to reimburse KILICO for some of the expenses of distributing the Policies.

     During the first fourteen Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, years commencing on the date of the increase and Target Premium associated with the increase.

     The applicable Surrender Charge will be determined based upon the date of receipt of the written request for surrender.

     WITHDRAWAL CHARGE. A charge of $25 will be imposed for each partial withdrawal. This charge is designed to reimburse KILICO for the administrative expenses related to the withdrawal. KILICO does not expect to recover any amount in excess of aggregate expenses.

     TRANSFER CHARGE. KILICO reserves the right to charge up to $25 for each transfer. The transfer charge is designed to reimburse KILICO for the administrative expenses related to the transfer.

     TAXES. Currently, no charges are made against the Separate Account for Federal, state or other taxes that may be attributable to the Separate Account. KILICO may, however, in the future impose charges for Federal income taxes attributable to the Separate Account. Charges for other taxes, if any, attributable to the Policy may also be made. (See "Federal Tax Matters.")

     CHARGES AGAINST THE FUND. Under the investment advisory agreements between each Fund, on behalf of the portfolios, and the investment manager and/or adviser, such entities provide investment advisory and/or management services for the portfolios. The Funds are responsible for the advisory fees and various other expenses. The investment advisory fees differ with respect to each of the portfolios of the Funds. (See "The Funds.") KILICO may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement. For more information concerning the investment advisory fees and other charges against the portfolios of the Funds, see the prospectuses for the Funds and the Statements of Additional Information available upon request.

     SYSTEMATIC WITHDRAWAL PLAN. A charge of $50 is imposed to enter into a Systematic Withdrawal Plan (SWP.) In addition, a $25 charge will be imposed each time a change is made to the SWP. These charges are to reimburse KILICO for expenses related to the administration of the SWP. (See "Systematic Withdrawal Plan.")

     REDUCTION OF CHARGES. KILICO may reduce certain charges and the minimum initial premium in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to KILICO policyowners, or sales to employees or clients of members of the Kemper group of companies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Owners and owners of all other policies funded by the Separate Account.

                               GENERAL PROVISIONS

SETTLEMENT OPTIONS

     The Owner, or Beneficiary at the death of the Insured if no election by the Owner is in effect, may elect to have all of the Death Benefit or Surrender Value of this Policy paid in a lump sum or have the amount applied to one of the Settlement Options. Payments under these options will not be affected by the investment experience of the Separate Account after proceeds are applied under a Settlement Option. Payment will be made as elected by the payee on a monthly, quarterly, semi-annual or annual basis. The option selected must result in a payment that is at least equal to KILICO's required minimum, according to rules in effect at the time the option is chosen. If at any time the payments are less than the minimum payment, KILICO may increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to our minimum payment or to make the payment in one lump sum.

     The Cash Value on the day immediately preceding the date on which the first benefit payment is due will first be reduced by any applicable Surrender Charge and Debt. The Surrender Value will be used to determine the benefit payment. The payment will be based on the settlement option elected in accordance with the appropriate settlement option table.

     OPTION 1--INCOME FOR SPECIFIED PERIOD. KILICO will pay income for the period and payment mode elected but not less than 5 years nor more than 30 years.

     OPTION 2--LIFE INCOME. KILICO will pay a monthly income to the payee during the payee's lifetime. If this Option is elected, annuity payments terminate automatically and immediately on the death of the payee without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

     OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED. KILICO will pay a monthly income for the guaranteed period elected and thereafter for the remaining lifetime of the payee. The period elected may only be 5, 10, 15 or 20 years.

     OPTION 4--JOINT AND SURVIVOR ANNUITY. KILICO will pay the full monthly income while both payees are living. Upon the death of either payee, the income will continue during the lifetime of the surviving payee. The surviving payee's income shall be the percentage of such full amount chosen at the time of election of this option. The percentages available are 50%, 66 2/3%, 75% and 100%. Payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     KILICO's consent is necessary for any other payment methods.

     The guaranteed monthly payments are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a" individual mortality table developed by the Society of Actuaries, with a 5 year setback.

POSTPONEMENT OF PAYMENTS

     GENERAL. Payment of any amount due upon: (a) Policy termination at the Maturity Date, (b) surrender of the Policy, (c) payment of any Policy loan, or
(d) death of the Insured, may be postponed whenever:

          (1) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

          (2) The SEC by order permits postponement for the protection of Owners; or

          (3) An emergency exists, as determined by the SEC, as a result of which disposal of securities of the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.

     Transfers may also be postponed under these circumstances.

     PAYMENT NOT HONORED BY BANK. The portion of any payment due under the Policy which is derived from any amount paid to KILICO by check or draft may be postponed until such time as KILICO determines that such instrument has been honored by the bank upon which it was drawn.

THE CONTRACT

     The Policy, any endorsements, and the application constitute the entire contract between KILICO and the Owner. All statements made by the Insured or contained in the application will, in the absence of fraud or misrepresentation, be deemed representations and not warranties.

     Only the President, the Secretary, or an Assistant Secretary of KILICO is authorized to change or waive the terms of a Policy. Any change or waiver must be in writing and signed by one of those persons.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Insured is misstated, the Death Benefit will be changed to what the cost of insurance on the previous Monthly Processing Date would have purchased based on the correct sex and age.

INCONTESTABILITY

     KILICO may contest the validity of a Policy if any material misrepresentations are made in the application. However, a Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the Issue Date. A new two year contestability period will apply to increases in insurance, and to reinstatements beginning with the effective date of the increase or reinstatement.

SUICIDE

     Suicide by the Insured, while sane or insane, within two years from the Issue Date of the Policy is a risk not assumed under the Policy. KILICO's liability for such suicide is limited to the premiums paid less any withdrawals and Debt. When the laws of the state in which a Policy is delivered require less than a two year period, the period or amount paid will be as stated in such laws.

ASSIGNMENT

     No assignment of a Policy is binding on KILICO until it is received by KILICO at its Home Office. KILICO assumes no responsibility for the validity of the assignment. Any claim under an assignment is subject to proof of the extent of the interest of the assignee. If this Policy is assigned, the rights of the Owner and Beneficiary are subject to the rights of the assignee of record.

NONPARTICIPATING

     This Policy will not pay dividends. It will not participate in any of KILICO's surplus or earnings.

OWNER AND BENEFICIARY

     The Owner may, at any time during the life of the Insured and while the Policy is in force, designate a new Owner.

     Primary and secondary Beneficiaries may be designated by the Owner in the application. If changed, the primary or secondary Beneficiary is as shown in the latest change filed with KILICO. If no Beneficiary survives the Insured, the Insured's estate will be the Beneficiary. The interest of any Beneficiary may be subject to that of an assignee.

     Any change of Owner or Beneficiary must be made in writing in a form acceptable to KILICO. The change will take effect as of the date the request is signed. KILICO will not be liable for any payment made or other action taken before the notice has been received at KILICO's Home Office.

RECORDS AND REPORTS

     KILICO will maintain all records relating to the Separate Account. KILICO will send Owners, at their last known address of record, an annual report stating the Death Benefit, the Accumulation Unit Value, the Cash Value and Surrender Value under the Policy, and indicating any additional premium payments, partial withdrawals, transfers, Policy loans and repayments and charges made during the Policy Year. In addition, Owners will be sent confirmations and acknowledgments of various transactions. Owners will also be sent annual and semi-annual reports for the Fund to the extent required by the 1940 Act.

WRITTEN NOTICES AND REQUESTS

     Any written notice or request to be sent to KILICO should be sent to its Home Office, 1 Kemper Drive, Long Grove, Illinois 60049. The notice or request should include the Policy number and the Insured's full name. Any notice sent by KILICO to an Owner will be sent to the address shown in the application unless an address change has been filed with KILICO.

OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, a Policy Owner may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are: waiver of all monthly deductions against the Policy in the event of total disability of the Insured; term insurance on the Insured's dependent children; acceleration of the payment of a portion of the death benefit when the Insured is terminally ill; and term insurance on an additional insured specified by the Owner. The cost of any additional insurance benefits will be deducted as part of the monthly deductions. Certain restrictions may apply. Restrictions and provisions related to these benefits are more fully described in the applicable rider. Samples of the provisions are available from KILICO upon written request.

                             DOLLAR COST AVERAGING

     A Policy Owner may predesignate a portion of the Cash Value under a Policy attributable to the Fixed Account, the Money Market Subaccount or the Government Securities Subaccount (the designated account is referred to as the "DCA Account") to be automatically transferred on a monthly basis to one or more of the other Subaccounts and the Fixed Account. A Policy Owner may enroll in this program at the time the Policy is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least five (5) business days prior to the 10th day of a month which is the date that all Dollar Cost Averaging transfers will be made ("Transfer Date").

     Transfers will commence on the first Transfer Date following the Trade Date. Transfers will be made in the amounts designated by the Policy Owner and must be at least $500 per Subaccount or General Account. The total Cash Value in the DCA Account at the time Dollar Cost Averaging is elected must be at least equal to the greater of $10,000 or the amount designated to be transferred on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging will cease automatically if the Cash Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

     Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the Cash Value attributable to the DCA Account is insufficient to complete the next transfer, (iii) the Policy Owner requests termination in writing and such writing is received by KILICO at its home office at least five business days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Policy is surrendered. KILICO reserves the right to amend Dollar Cost Averaging on thirty days notice or terminate it at any time.

     A Policy Owner may initiate, reinstate or change Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing the new enrollment form and returning it to KILICO at its home office at least five (5) business days, (ten (10) business days for Fixed Account transfers), prior to the next Transfer Date such transfer is to be made.

     When utilizing Dollar Cost Averaging, a Policy Owner must be invested in the DCA Account and may be invested in the Fixed Account and a maximum of eight other Subaccounts at any given time.

                           SYSTEMATIC WITHDRAWAL PLAN

     KILICO administers a Systematic Withdrawal Plan ("SWP") which allows certain Policy Owners to preauthorize periodic withdrawals after the first Policy Year. Policy Owners entering into a SWP agreement instruct KILICO to withdraw selected amounts from the Fixed Account, or from a maximum of two Subaccounts on a monthly, quarterly, semi-annual or annual basis. Currently the SWP is available to Policy Owners who request a minimum $500 periodic payment. The amounts distributed under the SWP are partial withdrawals and will be subject to surrender charges, if applicable. (See "Policy Benefits and Rights--Surrender Privileges," page 14.) The $25 withdrawal charge does not apply. However, a charge of $50 will be imposed at the time a SWP is established. In addition, a $25 charge will be imposed each time a change is made to the SWP. These charges are designed to reimburse KILICO for expenses related to the administration of the SWP. Withdrawals taken under the SWP may be subject to income taxes, withholding and tax penalties. See "Federal TAX MATTERS," page 21. Policy Owners interested in the SWP may obtain an application and full information concerning this program and its restrictions from their representative or KILICO's home office. The right is reserved to amend the SWP on thirty days' notice. The SWP may be terminated at any time by the Contract Owner or KILICO.

                            DISTRIBUTION OF POLICIES

     The Policy is sold by licensed insurance representatives who represent KILICO and who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Policy is distributed through the principal underwriter, Investors Brokerage Services, Inc. ("IBS"), an affiliate of KILICO. IBS is engaged in the sale and distribution of other variable life policies and annuities.

     The maximum sales commission payable to registered representatives will be approximately 63% of premiums up to the commission target premium and 2.5% of excess premium in the first year and 2.5% of total premium in renewal years two through ten. Beginning in the second policy year, a service fee on assets which have been maintained and serviced may also be paid. In addition, certain overrides and production and managerial bonuses may be paid. These additional amounts may constitute a substantial portion of total commissions and fees paid. Firms to which service fees and commissions may be paid include affiliated broker-dealers. In addition to the commissions described above, KILICO may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation, to licensed broker-dealers that sell the Policies. In some instances, such other incentives may be offered only to certain licensed broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Policy or other contracts issued by KILICO.

                              FEDERAL TAX MATTERS

     The ultimate effect of Federal income taxes on the Policy, on settlement options and on the economic benefit to the Owner, Beneficiary or payee depends on KILICO's tax status, and upon the tax status of the individual concerned.

KILICO'S TAX STATUS

     Under current interpretations of Federal income tax law, KILICO is taxed as a life insurance company and the operations of the Separate Account are treated as part of the total operations of KILICO. The operations of the Separate Account do not materially affect KILICO's Federal income tax liability because KILICO is allowed a deduction to the extent that net investment income of the Separate Account is applied to increase Owners' equity. KILICO may incur state and local taxes attributable to the Separate Account. At present, these taxes are not significant. Accordingly, KILICO does not charge or credit the Separate Account for Federal, state or local taxes. Thus, the Separate Account may realize net investment income, such as interest, dividends or capital gains, and reinvest such income all without tax consequences to the Separate Account.

     If there is a material change in applicable Federal, state or local law, however, charges or credits may be made to the Separate Account for Federal, state or local taxes, or reserves for such taxes, if any, attributable to the Separate Account. Such charges or credits will be determined independent of the taxes actually paid by KILICO.

TAX STATUS OF THE POLICY

     Section 7702 of the Internal Revenue Code ("Code") provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. KILICO will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death benefit payable under a Policy is excludable from gross income of the beneficiary under Section 101 of the Code.

     Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty also applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled, or if other exceptions apply.

     It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

     The Policies offered by this prospectus may or may not be issued as modified endowment contracts. KILICO will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

     In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury, set the standards for measuring the adequacy of this diversification. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under
Section 7702 of the Code. To be adequately diversified, each Subaccount of the Separate Account must meet certain tests. KILICO believes that the investments of the Separate Account meet the applicable diversification standards.

     Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, KILICO will take whatever steps are available to remain in compliance.

     KILICO will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

     A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances.

     Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

OTHER CONSIDERATIONS

     Because of the complexity of the law in its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Policy or the exercise of elections under a Policy. The above comments concerning the Federal income tax consequences are not exhaustive and are not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on KILICO's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. KILICO also believes the Policy meets other requirements concerning Owner control over investments. However, the Secretary of Treasury has not issued regulations on this subject. Such regulations, if adopted, could include requirements not included in the Policy. Because the guidance has not been published, there can be no assurance as to content or even whether application will be prospective only. KILICO will make modifications to the Policy to comply with such regulations.

                              LEGAL CONSIDERATIONS

     On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The Policy described in this Prospectus contains cost of insurance rates that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of federal, state and local laws, including Title VII of the Civil Rights Act, the Equal Pay Act, and Norris and subsequent cases on any employment-related insurance or fringe benefit program before purchasing this Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

     KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of the shares of each portfolio of the Funds by each of the Subaccounts.

                                VOTING INTERESTS

     To the extent required by law, KILICO will vote a Fund's shares held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result KILICO determines that it is permitted to vote a Fund's shares in its own right, it may elect to do so.

     Owners of all Policies participating in each Subaccount shall have voting interests with respect to that Subaccount, based upon each Owner's proportionate interest in that Subaccount as measured by units.

     Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio of the Funds.

     KILICO will vote shares of the Funds for which it has not received timely instructions in proportion to the voting instructions that KILICO has received with respect to all variable policies participating in a portfolio. KILICO will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportions that Owners vote.

     KILICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or of one or more of its portfolios or to approve or disapprove an investment advisory contract for a portfolio of the Fund. In addition, KILICO itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of a portfolio of a Fund if KILICO reasonably disapproves of such changes. A proposed change would be disapproved only if the change is contrary to state law or prohibited by state regulatory authorities, or if KILICO determines that the change would have an adverse effect on its General Account in that the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event KILICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                           STATE REGULATION OF KILICO

     KILICO, a stock life insurance company organized under the laws of Illinois, is subject to regulation by the Illinois Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of KILICO as of December 31st of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of KILICO and the Separate Account and certifies to their adequacy, and a full examination of KILICO's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

     In addition, KILICO is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                        DIRECTORS AND OFFICERS OF KILICO

     The directors and principal officers of KILICO are listed below together with their current positions and their other business experience during the past five years. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.

         NAME AND AGE
     POSITION WITH KILICO
       YEAR OF ELECTION               OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
------------------------------  ------------------------------------------------------------------
John B. Scott (51)              Chief Executive Officer and President of Federal Kemper Life
Chief Executive Officer since   Assurance Company and Fidelity Life Association since 1988. Chief
February 1992. President since  Executive Officer and President of Zurich Life Insurance Company
November 1993. Director since   of America since January 1996. Chairman of the Board of Federal
1992.                           Kemper Life Assurance Company from April 1988 to January 1996.
                                Chairman of the Board of KILICO from February 1992 to January
                                1996. Executive Vice President and director of Kemper Corporation from January 1994 and March 1996, respectively. Executive Vice
                                President of Kemper Financial Companies, Inc. from January 1994 to
                                January 1996 and Director from 1992 to January 1996.

         NAME AND AGE
     POSITION WITH KILICO
       YEAR OF ELECTION               OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
------------------------------  ------------------------------------------------------------------
Jerome J. Cwiok (48)            Executive Vice President of Federal Kemper Life Assurance Company
Executive Vice President since  and Fidelity Life Association since 1995. Executive Vice President
1995.                           of Zurich Life Insurance Company of America since March 1996.
                                Senior Vice President of KILICO, Federal Kemper Life Assurance
                                Company and Fidelity Life Association from 1993 to 1995. Vice
                                President of Federal Kemper Life Assurance Company and Fidelity
                                Life Association since 1993. Executive Vice President of Academy
                                Insurance Group from 1986 to 1993.
Elaine C. Frye (47)             Executive Vice President of Federal Kemper Life Assurance Company
Executive Vice President since  and Fidelity Life Association since 1995. Executive Vice President
1995.                           of Zurich Life Insurance Company of America since March 1996.
                                Senior Vice President of KILICO from 1992 to 1995. Senior Vice
                                President of Federal Kemper Life Assurance Company and Fidelity
                                Life Association from 1993 to 1995. Vice President of Federal
                                Kemper Life Assurance Company and Fidelity Life Association from
                                1988 to 1993.
Frederick L. Blackmon (43)      Senior Vice President and Chief Financial Officer of Federal
Senior Vice President and       Kemper Life Assurance Company and Fidelity Life Association since
Chief Financial Officer since   November 1995. Treasurer and Chief Financial Officer of Kemper
November 1995.                  Corporation since January 1996. Senior Vice President and Chief
                                Financial Officer of Zurich Life Insurance Company of America
                                since March 1996. Chief Financial Officer of Alexander Hamilton
                                Life Insurance Company from April 1989 to November 1995.
James E. Hohmann (40)           Senior Vice President and Chief Actuary of Federal Kemper Life
Senior Vice President and       Assurance Company and Fidelity Life Association since December
Chief Actuary since December    1995. Senior Vice President and Chief Actuary of Zurich Life
1995.                           Insurance Company of America since March 1996. Managing Principal
                                (Partner) of Tillinghast--Towers Perrin from January 1991 to
                                December 1995. Consultant/Principal (Partner) of
                                Tillinghast--Towers Perrin from November 1986 to January 1991.
Debra P. Rezabek (40)           Senior Vice President of Federal Kemper Life Assurance Company and
Senior Vice President since     Fidelity Life Association since 1996. General Counsel of Federal
1996. General Counsel since     Kemper Life Assurance Company and Fidelity Life Association since
1992. Corporate Secretary       1992. Corporate Secretary of Federal Kemper Life Assurance Company
since January 1996.             and Fidelity Life Association since January 1996. Senior Vice
                                President and General Counsel of Zurich Life Insurance Company of
                                America since March 1996. Assistant General Counsel of Federal
                                Kemper Life Assurance Company and Fidelity Life Association from
                                1988 to 1992. Assistant Secretary of KILICO, Federal Kemper Life
                                Assurance Company and Fidelity Life Association from 1992 to 1996.
                                Assistant Secretary of Kemper Corporation since January 1996.
Loren J. Alter (57)             Director of Federal Kemper Life Assurance Company, Fidelity Life
Director since January 1996.    Association and Zurich Kemper Investments, Inc. since January
                                1996. Director of Zurich Life Insurance Company of America since
                                May 1979. Executive Vice President of Zurich Insurance Company
                                since 1979. President, Chief Executive Officer and Director of
                                Kemper Corporation since January 1996.

         NAME AND AGE
     POSITION WITH KILICO
       YEAR OF ELECTION               OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
------------------------------  ------------------------------------------------------------------
William H. Bolinder (52)        Chairman of the Board and Director of Federal Kemper Life
Chairman of the Board and       Assurance Company and Fidelity Life Association since January
Director since January 1996.    1996. Chairman of the Board and Director of Zurich Life Insurance
                                Company of America since March 1995. Chairman of the Board of
                                Kemper Corporation since January 1996. Vice Chairman and Director of Zurich Kemper Investments, Inc. since January 1996. Chairman of the Board of American Guarantee and Liability Insurance Company,
                                Zurich American Insurance Company of Illinois, American Zurich
                                Insurance Company and Steadfast Insurance Company since 1986.
                                Chief Executive Officer of American Guarantee and Liability
                                Company, Zurich American Insurance Company of Illinois, American
                                Zurich Insurance Company and Steadfast Insurance Company from 1986 to June 1995. President of Zurich Holding Company of America since
                                1986. U.S. Manager of Zurich Insurance Company, U.S. Branch since
                                1986. Underwriter for Zurich American Lloyds since 1986.
Daniel L. Doctoroff (37)        Director of Kemper Corporation, Federal Kemper Life Assurance
Director since January 1996.    Company and Fidelity Life Association since January 1996. Managing
                                Partner of Insurance Partners Advisors, L.P. since February 1994.
                                Vice President of Keystone, Inc. since October 1992. Managing
                                Director of Rosecliff Inc./Oak Hill Partners, Inc. since August
                                1987. Director of Bell & Howell Company since 1989; National Re
                                Corporation since 1990; Specialty Foods Corporation since 1993;
                                and Transport Holdings Inc. since 1995.
Steven M. Gluckstern (45)       Director of Kemper Corporation, Federal Kemper Life Assurance
Director since January 1996.    Company and Fidelity Life Association since January 1996. Chairman of the Board and Director of Zurich Kemper Investments, Inc. since
                                January 1996. Chairman of the Board and Chief Executive Officer of
                                Zurich Reinsurance Centre, Inc. since May 1993. President of
                                Centre Re, Bermuda from December 1986 to May 1993.
Michael P. Stramaglia (36)      Director of Federal Kemper Life Assurance Company and Fidelity
Director since January 1996.    Life Association since January 1996. Chief Executive Officer and
                                President of Zurich Life Insurance Company of Canada since June
                                1994. Executive Vice-President and Chief Operating Officer of
                                Zurich Life Insurance Company of Canada from June 1993 to June
                                1994. Senior Vice-President of the Corporate Division of Zurich
                                Life Insurance Company of Canada from November 1990 to January
                                1993. Director of Zurich Life Insurance Company of Canada, Zurich
                                Life of Canada Holdings Limited, Zurich Indemnity Company of
                                Canada, Zurich Canadian Holdings Limited, and Zurmex Canada
                                Holdings Limited.
Paul H. Warren (40)             Director of Kemper Corporation, Federal Kemper Life Assurance
Director since January 1996.    Company and Fidelity Life Association since January 1996. Partner of Insurance Partners Advisors, L.P. since March 1994. Managing
                                Director of International Insurance Advisors since March 1992.
                                Vice President of J.P. Morgan from June 1986 to March 1992.
                                Director of Unionamerica Holdings plc since 1993; Unionamerica
                                Insurance Company since 1993; Tarquin plc since 1994; and Chairman
                                Underwriting Agencies Ltd. since 1994.

                                 LEGAL MATTERS

     All matters of Illinois law pertaining to the Policy, including the validity of the Policy and KILICO's right to issue the Policy under Illinois Insurance Law, have been passed upon by Frank J. Julian, Associate General Counsel of KILICO. Katten Muchin & Zavis, Washington, D.C., has advised KILICO on certain legal matters concerning federal securities laws applicable to the issue and sale of Policies.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. KILICO is not a party in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

     The financial statements of KILICO and the Separate Account have been included in the Prospectus in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. As discussed in the notes to KILICO's consolidated financial statements, effective January 1, 1994, KILICO changed its method of accounting for investment securities to adopt the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards ("SFAS") 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. Also, as discussed in the notes effective January 1, 1993, KILICO changed its method of accounting for impairment of loans receivable to adopt the provisions of SFAS 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, and changed its method of accounting for income taxes to adopt the provisions of SFAS 109, ACCOUNTING FOR INCOME TAXES.

     Actuarial matters included in this prospectus have been examined by Steven
D. Powell, FSA as stated in the opinion filed as an exhibit to the Registration Statement.

                             REGISTRATION STATEMENT

     A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies. For further information concerning the Separate Account, KILICO and the Policy, reference is made to the Registration Statement as amended with exhibits. Copies of the Registration Statement are available from the Commission upon payment of a fee.

                              FINANCIAL STATEMENTS

     The financial statements of the Separate Account relate to life insurance policies other than those offered by this Prospectus. The financial statements of KILICO that are included should be considered only as bearing upon KILICO's ability to meet its contractual obligations under the Policy. KILICO's financial statements do not bear on the investment experience of the assets held in the Separate Account.

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
KEMPER INVESTORS LIFE INSURANCE COMPANY:

     We have audited the accompanying combined statement of assets and liabilities and policy owners' equity of the KILICO Variable Separate Account as of December 31, 1995, and the related combined statement of operations for the year then ended, and the combined statements of changes in policy owners' equity for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the KILICO Variable Separate Account as of December 31, 1995, and the combined results of its operations for the year then ended, and the combined changes in its policy owners' equity for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                            KPMG PEAT MARWICK LLP
Chicago, Illinois
February 16, 1996

KILICO VARIABLE SEPARATE ACCOUNT

COMBINED STATEMENT OF ASSETS AND LIABILITIES AND POLICY OWNERS' EQUITY

DECEMBER 31, 1995
(IN THOUSANDS)

                                                        MONEY                                                   GOVERNMENT
                                                        MARKET      TOTAL RETURN    HIGH YIELD      EQUITY      SECURITIES
                                          COMBINED    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                          --------    ----------    ------------    ----------    ----------    ----------
ASSETS
  Investments, at current value.......... $11,671        1,001          2,557          2,087         1,925         4,101
  Dividends and other receivables........       7            3             --              4            --            --
                                          -------        -----          -----          -----         -----         -----
        Total assets.....................  11,678        1,004          2,557          2,091         1,925         4,101
LIABILITIES AND POLICY OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk charges...      14            2              4              2             2             4
                                          -------        -----          -----          -----         -----         -----
  Policy owners' equity.................. $11,664        1,002          2,553          2,089         1,923         4,097
                                          =======        =====          =====          =====         =====         =====
ANALYSIS OF POLICY OWNERS' EQUITY
  Excess of proceeds from units sold over
    payments for units redeemed.......... $ 6,441          530          1,165          1,447         1,070         2,229
  Accumulated net investment income......   3,059          472            677            591           218         1,101
  Accumulated net realized gain on sales
    of
    investments..........................     810           --            329              3           220           258
  Unrealized appreciation of
    investments..........................   1,354           --            382             48           415           509
                                          -------        -----          -----          -----         -----         -----
  Policy owners' equity.................. $11,664        1,002          2,553          2,089         1,923         4,097
                                          =======        =====          =====          =====         =====         =====

See accompanying notes to combined financial statements.

KILICO VARIABLE SEPARATE ACCOUNT

COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                                     MONEY                                                   GOVERNMENT
                                                     MARKET      TOTAL RETURN    HIGH YIELD      EQUITY      SECURITIES
                                       COMBINED    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                       --------    ----------    ------------    ----------    ----------    ----------
Dividends and capital gains
  distributions.....................    $  613         88              67             90           116           252
Mortality and expense risk
  charges...........................       107         20              20             15            14            38
                                        ------       ----             ---            ---           ---           ---
Net investment income...............       506         68              47             75           102           214
                                        ------       ----             ---            ---           ---           ---
Net realized and unrealized gain on
  investments:
  Net realized gain on sales of
    investments.....................       144         --              14             54            31            45
  Change in unrealized appreciation
    of investments..................     1,253         --             442            106           301           404
                                        ------       ----             ---            ---           ---           ---
Net realized and unrealized gain on
  investments.......................     1,397         --             456            160           332           449
                                        ------       ----             ---            ---           ---           ---
Net increase in policy owners'
  equity resulting from
  operations........................    $1,903         68             503            235           434           663
                                        ======       ====             ===            ===           ===           ===

See accompanying notes to combined financial statements.

KILICO VARIABLE SEPARATE ACCOUNT

COMBINED STATEMENTS OF CHANGES IN POLICY OWNERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
(IN THOUSANDS)

                                                                                                           MONEY MARKET
                                                                             COMBINED                       SUBACCOUNT
                                                                      -----------------------          --------------------
                                                                       1995             1994           1995           1994
                                                                      -------          ------          -----          -----
Operations:
  Net investment income.............................................  $   506             615             68             43
  Net realized gain (loss) on sales of investments..................      144              55             --             --
  Change in unrealized appreciation (depreciation)
    of investments..................................................    1,253          (1,154)            --             --
                                                                      -------          ------          -----          -----
    Net increase (decrease) in policy owners' equity
      resulting from operations.....................................    1,903            (484)            68             43
                                                                      -------          ------          -----          -----
Account unit transactions:
  Proceeds from units sold..........................................      108             514             76            507
  Net transfers (to) from subaccounts...............................       --              --           (348)            14
  Payments for units redeemed.......................................     (791)           (563)          (104)           (96)
                                                                      -------          ------          -----          -----
    Net increase (decrease) in policy owners' equity
      from account unit transactions................................     (683)            (49)          (376)           425
                                                                      -------          ------          -----          -----
Total increase (decrease) in policy owners' equity..................    1,220            (533)          (308)           468
Policy owners' equity:
  Beginning of year.................................................   10,444          10,977          1,310            842
                                                                      -------          ------          -----          -----
  End of year.......................................................  $11,664          10,444          1,002          1,310
                                                                      =======          ======          =====          =====

See accompanying notes to combined financial statements.

                                                              GOVERNMENT
 TOTAL RETURN         HIGH YIELD            EQUITY            SECURITIES
  SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
---------------     ---------------     ---------------     ---------------
1995      1994      1995      1994      1995      1994      1995      1994
-----     -----     -----     -----     -----     -----     -----     -----
   47       188        75        88       102        57       214       239
   14        20        54        28        31        (1)       45         8
  442      (458)      106      (171)      301      (143)      404      (382)
-----     -----     -----     -----     -----     -----     -----     -----
  503      (250)      235       (55)      434       (87)      663      (135)
-----     -----     -----     -----     -----     -----     -----     -----
   --        --        17         6         3         1        12        --
   72      (455)      270        13       508       (71)     (502)      499
 (146)     (133)     (147)     (177)     (143)      (75)     (251)      (82)
-----     -----     -----     -----     -----     -----     -----     -----
  (74)     (588)      140      (158)      368      (145)     (741)      417
-----     -----     -----     -----     -----     -----     -----     -----
  429      (838)      375      (213)      802      (232)      (78)      282
2,124     2,962     1,714     1,927     1,121     1,353     4,175     3,893
-----     -----     -----     -----     -----     -----     -----     -----
2,553     2,124     2,089     1,714     1,923     1,121     4,097     4,175
=====     =====     =====     =====     =====     =====     =====     =====

KILICO VARIABLE SEPARATE ACCOUNT

NOTES TO COMBINED FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     KILICO Variable Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is owned by Kemper Corporation which was acquired by an investor group led by Zurich Insurance Company ("Zurich") on January 4, 1996.

     The Separate Account receives and invests premiums under a variable life insurance policy ("Policy"). The Separate Account is divided into five Subaccounts and each Subaccount invests exclusively in a corresponding Portfolio of the Kemper Investors Fund (The "Fund"), an open-end diversified management investment company. The Fund has added two additional Subaccounts, the International Portfolio and the Small Capitalization Equity Portfolio, which are not available investment vehicles to policy owners of the Separate Account.

SECURITY VALUATION

     The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1995.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the trade date (date when KILICO accepts risks of providing insurance coverage to the insured). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on an identified cost basis.

ACCOUNT UNIT TRANSACTIONS

     Proceeds from a Policy are automatically allocated to the Money Market Subaccount on the trade date for a 15 day period. At the end of this period, the Separate Account value (cash value) may be allocated to other Subaccounts as designated by the owner of the Policy.

ACCUMULATION UNIT VALUATION

     On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each Subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective Subaccount.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the Federal income tax return of KILICO. Under existing Federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the policy and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without Federal income tax consequences.

(2) SUMMARY OF INVESTMENTS

     Investments, at cost, at December 31, 1995, are as follows (in thousands):

                                                                              SHARES
                                                                              OWNED        COST
                                                                              -----       -------
  INVESTMENT PORTFOLIO
  Kemper Investors Fund Money Market Portfolio..............................  1,001       $ 1,001
  Kemper Investors Fund Total Return Portfolio..............................   991          2,175
  Kemper Investors Fund High Yield Portfolio................................  1,658         2,039
  Kemper Investors Fund Equity Portfolio....................................   590          1,510
  Kemper Investors Fund Government Securities Portfolio.....................  3,231         3,592
                                                                                          -------
       TOTAL INVESTMENTS....................................................              $10,317
                                                                                          =======

     The underlying investments and significant industry concentrations are summarized below.

     MONEY MARKET PORTFOLIO: This Portfolio invests primarily in short-term obligations of major banks and corporations. At December 31, 1995, no industry exceeded 20% of the Portfolio's assets.

     TOTAL RETURN PORTFOLIO: This Portfolio's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, the Portfolio may also make private placement investments (which are normally restricted securities). At December 31, 1995, 21.9% of the Portfolio's assets were invested in U.S. Government obligations. No other industry exceeded 20% of the Portfolio's assets.

     HIGH YIELD PORTFOLIO: This Portfolio invests in fixed-income securities, a substantial portion of which are high yielding fixed-income securities. These securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories. At December 31, 1995, 21.4% of the Portfolio's assets were invested in the broadcasting, cable systems and publishing industry. No other industry exceeded 20% of the Portfolio's assets.

     EQUITY PORTFOLIO: This Portfolio's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, it may also make private placement investments (which are normally restricted securities). At December 31, 1995, no industry exceeded 20% of the Portfolio's assets.

     GOVERNMENT SECURITIES PORTFOLIO: This Portfolio invests primarily in U.S. Government Securities. The Portfolio will also invest in fixed-income securities other than U.S. Government securities and will engage in options and financial futures transactions. At December 31, 1995, the Portfolio had 84.2% of its assets invested in U.S. Government obligations. No other industry exceeded 20% of the Portfolio's assets.

(3) TRANSACTIONS WITH AFFILIATES

     KILICO assesses a monthly charge to the Subaccounts for the cost of insurance. The cost of insurance charge is allocated among the Subaccounts in the proportion of each Subaccount to the Separate Account value. Cost of insurance charges totaled approximately $140,300 for the year ended December 31, 1995. Additionally, KILICO assesses a daily charge to the Subaccounts for mortality and expense risk assumed by KILICO at an annual rate of .90% of assets.

     Proceeds payable on the surrender of a Policy are reduced by the amount of any applicable contingent deferred sales charge. During the year ended December 31, 1995, KILICO received contingent deferred sales charges of approximately $5,200.

     Kemper Financial Services, Inc. ("KFS"), an affiliated company, is the investment manager of the Portfolios of the Fund which serve as the underlying investments of the Separate Account. In connection with the acquisition of Kemper Corporation on January 4, 1996, Zurich also acquired 100% of KFS.

(4) POLICY OWNERS' EQUITY

     Policy owners' equity at December 31, 1995 is as follows (in thousands, except unit value; differences are due to rounding):

                                                                         NUMBER            POLICY
                                                                           OF      UNIT    OWNERS'
                                                                         UNITS    VALUE    EQUITY
                                                                         ------   ------   -------
Money Market Subaccount................................................    666    $1.505   $ 1,002
Total Return Subaccount................................................  1,412     1.808     2,553
High Yield Subaccount..................................................  1,068     1.956     2,089
Equity Subaccount......................................................    831     2.314     1,923
Government Securities Subaccount.......................................  2,235     1.834     4,097
                                                                                           -------
          TOTAL POLICY OWNERS' EQUITY..................................                    $11,664
                                                                                           =======

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Kemper Investors Life Insurance Company:

     We have audited the consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

     As discussed in the notes to the consolidated financial statements, effective January 1, 1994, the Company changed its method of accounting for investment securities to adopt the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards ("SFAS") 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. Also, as discussed in the notes, effective January 1, 1993, the Company changed its method of accounting for impairment of loans receivable to adopt the provisions of SFAS 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, and changed its method of accounting for income taxes to adopt the provisions of SFAS 109, ACCOUNTING FOR INCOME TAXES.

                                            KPMG PEAT MARWICK LLP
Chicago, Illinois
March 15, 1996

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                       (in thousands, except share data)

                                                                             DECEMBER 31
                                                                     ---------------------------
                                                                        1995             1994
                                                                     ----------       ----------
ASSETS
Fixed maturities, available for sale, at fair value (cost: 1995,
  $3,643,985; 1994, $3,707,356)....................................  $3,752,325       $3,463,732
Short-term investments.............................................     372,515          204,164
Joint venture mortgage loans.......................................     120,359          351,359
Third-party mortgage loans.........................................     144,450          318,682
Other real estate-related investments..............................      34,780          237,242
Policy loans.......................................................     289,390          277,743
Other invested assets..............................................      29,809           40,527
                                                                     ----------       ----------
          Total investments........................................   4,743,628        4,893,449
Cash...............................................................      25,811           23,189
Accrued investment income..........................................     104,402          125,543
Deferred insurance acquisition costs...............................     318,636          310,465
Federal income tax receivable......................................     112,646           25,656
Reinsurance recoverable............................................     502,836          642,801
Other assets and receivables.......................................      12,617            7,993
Assets held in separate accounts...................................   1,761,110        1,507,984
                                                                     ----------       ----------
          Total assets.............................................  $7,581,686       $7,537,080
                                                                     ==========       ==========
LIABILITIES
Future policy benefits.............................................  $4,573,212       $4,843,690
Ceded future policy benefits.......................................     502,836          642,801
Other accounts payable and liabilities.............................      25,943           67,261
Deferred income taxes..............................................     112,709           41,364
Liabilities related to separate accounts...........................   1,761,110        1,507,984
                                                                     ----------       ----------
          Total liabilities........................................   6,975,810        7,103,100
                                                                     ----------       ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares............       2,500            2,500
Additional paid-in capital.........................................     491,994          491,994
Unrealized gain (loss) on investments..............................      68,502         (236,443)
Retained earnings..................................................      42,880          175,929
                                                                     ----------       ----------
          Total stockholder's equity...............................     605,876          433,980
                                                                     ----------       ----------
          Total liabilities and stockholder's equity...............  $7,581,686       $7,537,080
                                                                     ==========       ==========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (in thousands)

                                                                  YEAR ENDED DECEMBER 31
                                                           -------------------------------------
                                                             1995           1994          1993
                                                           ---------      --------      --------
REVENUE
Net investment income....................................  $ 348,448      $353,084      $339,274
Realized investment losses...............................   (318,700)      (54,557)      (27,584)
Fees and other income....................................     38,337        31,950        25,687
                                                           ---------      --------      --------
          Total revenue..................................     68,085       330,477       337,377
                                                           ---------      --------      --------
BENEFITS AND EXPENSES
Benefits and interest credited to policyholders..........    245,615       248,494       275,689
Commissions, taxes, licenses and fees....................     31,793        26,910        33,875
Operating expenses.......................................     20,837        25,324        24,383
Deferral of insurance acquisition costs..................    (36,870)      (31,852)      (31,781)
Amortization of insurance acquisition costs..............     14,423        20,809        12,376
                                                           ---------      --------      --------
          Total benefits and expenses....................    275,798       289,685       314,542
                                                           ---------      --------      --------
Income (loss) before income tax expense (benefit) and
  cumulative effect of change in accounting principle....   (207,713)       40,792        22,835
Income tax expense (benefit).............................    (74,664)       14,431        11,142
                                                           ---------      --------      --------
          Income (loss) before cumulative effect of
            change in accounting principle...............   (133,049)       26,361        11,693
Cumulative effect of change in accounting principle......         --            --         2,350
                                                           ---------      --------      --------
          Net income (loss)..............................  $(133,049)     $ 26,361      $ 14,043
                                                           =========      ========      ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                                  1995         1994         1993
                                                                ---------    ---------    --------
CAPITAL STOCK, beginning and end of year.....................   $   2,500    $   2,500    $  2,500
                                                                ---------    ---------    --------
ADDITIONAL PAID-IN CAPITAL, beginning of year................     491,994      409,423     310,237
Capital contributions from parent............................          --       82,500      90,000
Transfer of limited partnership interest to parent...........          --           71       9,186
                                                                ---------    ---------    --------
          End of year........................................     491,994      491,994     409,423
                                                                ---------    ---------    --------
UNREALIZED GAIN (LOSS) ON INVESTMENTS, beginning of year.....    (236,443)      93,096      39,872
Unrealized gain (loss) on revaluation of investments, net....     304,945     (329,539)     53,224
                                                                ---------    ---------    --------
          End of year........................................      68,502     (236,443)     93,096
                                                                ---------    ---------    --------
RETAINED EARNINGS, beginning of year.........................     175,929      149,568     136,055
Net income (loss)............................................    (133,049)      26,361      14,043
Dividend of limited partnership interest to parent...........          --           --        (530)
                                                                ---------    ---------    --------
          End of year........................................      42,880      175,929     149,568
                                                                ---------    ---------    --------
          Total stockholder's equity.........................   $ 605,876    $ 433,980    $654,587
                                                                =========    =========    ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (in thousands)

                                                                   YEAR ENDED DECEMBER 31
                                                           ---------------------------------------
                                                             1995          1994           1993
                                                           ---------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss).....................................   $(133,049)   $    26,361    $    14,043
  Reconcilement of net income (loss) to net cash
     provided:
     Realized investment losses.........................     318,700         54,557         27,584
     Interest credited and other charges................     237,984        242,591        269,766
     Deferred insurance acquisition costs...............     (22,447)       (11,043)       (19,405)
     Amortization of discount and premium on
       investments......................................       4,586         (1,383)          (203)
     Deferred income taxes..............................      38,423         20,809         14,596
     Federal income tax receivable......................     (86,990)           809        (10,110)
     Other, net.........................................     (29,905)       (14,161)        40,258
                                                           ---------    -----------    -----------
          Net cash provided from operating activities...     327,302        318,540        336,529
                                                           ---------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity..................     320,143        144,717        187,949
     Fixed maturities sold prior to maturity............     297,637        910,913      1,652,119
     Mortgage loans, policy loans and other invested
       assets...........................................     450,573        536,668        881,505
  Cost of investments purchased or loans originated:
     Fixed maturities...................................    (549,867)    (1,447,393)    (2,322,085)
     Mortgage loans, policy loans and other invested
       assets...........................................    (131,966)      (281,059)      (443,445)
  Short-term investments, net...........................    (168,351)       198,299       (214,999)
  Net change in receivable and payable for securities
     transactions.......................................      (1,397)       (16,553)        39,078
  Net reductions in other assets........................       1,996          2,678          8,062
                                                           ---------    -----------    -----------
          Net cash provided by (used in) investing
            activities..................................     218,768         48,270       (211,816)
                                                           ---------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...........................................     247,778        215,034        246,219
     Withdrawals........................................    (755,917)      (652,513)      (516,340)
  Capital contributions from parent.....................          --         82,500         90,000
  Other.................................................     (35,309)         3,871         16,776
                                                           ---------    -----------    -----------
          Net cash used in financing activities.........    (543,448)      (351,108)      (163,345)
                                                           ---------    -----------    -----------
               Net increase (decrease) in cash..........       2,622         15,702        (38,632)
CASH, beginning of period...............................      23,189          7,487         46,119
                                                           ---------    -----------    -----------
CASH, end of period.....................................   $  25,811    $    23,189    $     7,487
                                                           =========    ===========    ===========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products and interest-sensitive life insurance products marketed primarily through a network of financial institutions, nonaffiliated and affiliated securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investors group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of the change in control, Zurich and Insurance Partners indirectly and directly own 80 percent and 20 percent, respectively, of Kemper and therefore the Company. The consolidated financial statements of the Company as of December 31, 1995 have been prepared on a historical cost basis and have not been adjusted to reflect the fair values of the Company's assets and liabilities as of the date of the acquisition by Zurich and Insurance Partners.

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. The statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, provisions for real estate-related losses and reserves, other than temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

LIFE INSURANCE REVENUE AND EXPENSES

     Revenue for annuities and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See the note captioned "Reinsurance".)

DEFERRED INSURANCE ACQUISITION COSTS

     The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Beginning in 1994, deferred insurance acquisition costs reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax.

FUTURE POLICY BENEFITS

     Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 4 percent to 8.35 percent. Future minimum guaranteed interest rates vary from 4 percent to 8.35 percent for periods ranging from a portion of 1996 up to a portion of 1998 and are

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) generally 3 percent to 4.5 percent thereafter. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3 percent to 11.25 percent.

INVESTED ASSETS AND RELATED INCOME

     Investments in fixed maturities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See the note captioned "Fair Value of Financial Instruments".)

     Mortgage loans are carried at their unpaid balance net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include certain bonds issued by real estate finance or development companies; notes receivable from real estate ventures; investments in real estate ventures carried at cost, adjusted for the equity in the operating income or loss of such ventures; and real estate owned carried primarily at fair value.

     Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. Prior to year-end 1995, the Company evaluated its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that included several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Generally, at that time, the reserve was based upon the excess of the loan amount over the estimated future cash flows from the loan discounted at the loan's contractual rate of interest taking into consideration the effects of recourse to, and subordination of loans held by, affiliated non-life realty companies. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell.

     SFAS 114 defines "impaired loans" as loans in which it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of the loan agreement. In the fourth quarter of 1994, the Company adopted SFAS 118, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN--INCOME RECOGNITION AND DISCLOSURES. SFAS 118 amends SFAS 114, providing clarification of income recognition issues and requiring additional disclosures relating to impaired loans. The adoption of SFAS 118 had no effect on the Company's financial position or results of operations at or for the year ended December 31, 1994.

     Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

     The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net interest income. Amortization of the discount or premium from mortgage-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of mortgage-backed securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans, real estate-related bonds and other real estate loans where the likelihood of collection of interest is doubtful.

     Policy loans are carried at their unpaid balance. Other invested assets consist primarily of venture capital investments and a leveraged lease and are carried at cost. Other invested assets also included equity securities which are carried at fair value.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
SEPARATE ACCOUNT BUSINESS

     The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

INCOME TAX

     The operations of the Company have been included in the consolidated Federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's Federal consolidated tax return.

     Under SFAS 109, ACCOUNTING FOR INCOME TAXES, deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION

     The Company defines cash as cash in banks and money market accounts. Federal income tax paid to (refunded by) Kemper under the tax allocation arrangement for the years ended December 31, 1995, 1994 and 1993 amounted to $(25.2 million), $(10.7 million) and $4.2 million, respectively.

     Not reflected in the statement of cash flows are rollovers of mortgage loans, other loans and investments totaling approximately $57.0 million and $146.0 million in 1994 and 1993, respectively.

     The Company also transferred its equity ownership interests in two limited partnerships during 1994 and 1993. (See the note captioned "Related-Party Transactions".)

(3) INVESTED ASSETS AND RELATED INCOME

     The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale, depending upon certain economic and business conditions.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, at December 31, 1995 and 1994, were as follows:

                                                                               ESTIMATED UNREALIZED
                                                    CARRYING     AMORTIZED     ---------------------
                 (in thousands)                      VALUE          COST        GAINS       LOSSES
                                                   ----------    ----------    --------    ---------
1995
U.S. treasury securities and obligations of U.S.
  government agencies and authorities............  $  215,637    $  212,494    $  3,163    $     (20)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..............      24,241        22,469       1,772           --
Debt securities issued by foreign governments....     139,361       134,715       5,120         (474)
Corporate securities.............................   1,698,270     1,638,178      65,075       (4,983)
Mortgage-backed securities.......................   1,674,816     1,636,129      40,278       (1,591)
                                                   ----------    ----------    --------    ---------
       Total fixed maturities....................  $3,752,325    $3,643,985    $115,408    $  (7,068)
                                                   ==========    ==========    ========    =========
1994
U.S. treasury securities and obligations of U.S.
  government agencies and authorities............  $   10,682    $   10,998    $     24    $    (340)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..............      25,021        25,691          --         (670)
Debt securities issued by foreign governments....     109,624       120,950          50      (11,376)
Corporate securities.............................   1,679,428     1,805,933       7,027     (133,532)
Mortgage-backed securities.......................   1,638,977     1,743,784          --     (104,807)
                                                   ----------    ----------    --------    ---------
       Total fixed maturities....................  $3,463,732    $3,707,356    $  7,101    $(250,725)
                                                   ==========    ==========    ========    =========

     Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

     The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

     The Company's $300 million real estate portfolio consists of joint venture and third-party mortgage loans and other real estate-related investments.

     At December 31, 1995 and 1994, total impaired loans amounted to $21.9 million and $75.9 million, respectively. Impaired loans with reserves were $21.9 million and $67.6 million with corresponding reserves of $6.5 million and $18.8 million at December 31, 1995 and 1994, respectively. The Company had an average balance of $124.2 million and $93.9 million in impaired loans for 1995 and 1994, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance. At December 31, 1995 and 1994, loans on nonaccrual status amounted to $3.5 million and $274.6 million, respectively. Impaired loans are generally included in the Company's nonaccrual loans.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
     At December 31, 1995, securities carried at approximately $5.9 million were on deposit with governmental agencies as required by law.

     Proceeds from sales of investments in fixed maturities prior to maturity were $297.6 million, $910.9 million and $1.7 billion during 1995, 1994 and 1993, respectively. Gross gains of $21.2 million, $6.0 million and $80.4 million and gross losses of $4.7 million, $55.9 million and $37.8 million were realized on sales of fixed maturities in 1995, 1994 and 1993, respectively.

     The following table sets forth the maturity aging schedule of fixed maturity investments at December 31, 1995:

                                                                            CARRYING     AMORTIZED
                             (in thousands)                                  VALUE       COST VALUE
                                                                           ----------    ----------
One year or less........................................................   $   25,617    $   25,202
Over one year through five..............................................      576,138       562,374
Over five years through ten.............................................    1,248,675     1,200,157
Over ten years..........................................................      227,079       220,123
Securities not due at a single maturity date(1).........................    1,674,816     1,636,129
                                                                           ----------    ----------
       Total fixed maturities...........................................   $3,752,325    $3,643,985
                                                                           ==========    ==========

---------------
(1) Weighted average maturity of 5.4 years.

     The sources of net investment income were as follows:

                      (in thousands)                            1995          1994          1993
                                                              --------      --------      --------
Interest and dividends on fixed maturities.................   $269,934      $274,231      $221,144
Dividends on equity securities.............................        681         1,751         3,084
Income from short-term investments.........................     13,159        10,668        12,155
Income from mortgage loans.................................     40,494        41,713        82,028
Income from policy loans...................................     19,658        18,517        16,826
Income from other real estate-related investments..........     15,565        21,239        11,755
Income from other loans and investments....................      1,555         3,533         8,008
                                                              --------      --------      --------
       Total investment income.............................    361,046       371,652       355,000
Investment expense.........................................    (12,598)      (18,568)      (15,726)
                                                              --------      --------      --------
       Net investment income...............................   $348,448      $353,084      $339,274
                                                              ========      ========      ========

     Realized gains (losses) for the years ended December 31, 1995, 1994 and 1993, were as follows:

                                                                  REALIZED GAINS (LOSSES)
                                                        -------------------------------------------
                   (in thousands)                         1995              1994             1993
                                                        ---------         --------         --------
Real estate-related.................................    $(325,611)        $(41,720)        $(79,652)
Fixed maturities....................................        9,336          (49,857)          36,234
Equity securities...................................         (346)          28,243           17,086
Other...............................................       (2,079)           8,777           (1,252)
                                                        ---------         --------         --------
  Realized investment losses before income tax
     benefit........................................     (318,700)         (54,557)         (27,584)
Income tax benefit..................................     (111,545)         (19,095)          (7,917)
                                                        ---------         --------         --------
  Net realized investment losses....................    $(207,155)        $(35,462)        $(19,667)
                                                        =========         ========         ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
     Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses) by class of investment for the years ended December 31, 1995, 1994 and 1993 were as follows:

                                                           CHANGE IN UNREALIZED GAINS (LOSSES)
                                                        ------------------------------------------
                   (in thousands)                         1995             1994             1993
                                                        --------         ---------         -------
Fixed maturities....................................    $351,964         $(351,646)        $60,258
Equity securities...................................         180           (32,710)         19,882
Adjustment to deferred insurance acquisition
  costs.............................................     (14,277)           11,325              --
                                                        --------         ---------         -------
  Unrealized gain (loss) before income tax expense
     (benefit)......................................     337,867          (373,031)         80,140
Income tax expense (benefit)........................      32,922           (43,492)         26,916
                                                        --------         ---------         -------
       Net unrealized gain (loss) on investments....    $304,945         $(329,539)        $53,224
                                                        ========         =========         =======

(4) UNCONSOLIDATED INVESTEES

     At December 31, 1995, the Company, along with other Kemper subsidiaries, directly held partnership interests or options to acquire equity interests (or has made loans with additional interest features) in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

     As of December 31, 1995 and 1994, the Company's net equity investment in unconsolidated investees amounted to $17.1 million and $45.4 million, respectively. The Company's share of net losses related to such unconsolidated investees amounted to $453 thousand and $6.3 million for the years ended December 31, 1995 and 1994, respectively.

     Also at December 31, 1995, the Company had joint venture-related loans totaling $21.8 million before reserves to partnerships in which Lumbermens Mutual Casualty Company, an affiliate until August 1993 ("Lumbermens"), and Fidelity Life Association ("FLA"), an affiliated mutual insurance company, had equity interests. These joint venture-related loans totaled $37.5 million before reserves at December 31, 1994. (See the note captioned "Financial Instruments--Off-Balance-Sheet Risk".)

(5) CONCENTRATION OF CREDIT RISK

     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage-backed securities and real estate. Approximately 45.7 percent of the Company's investment-grade fixed maturities at December 31, 1995 were mortgage-backed securities, down from 49.2 percent at December 31, 1994. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. The Company plans to continue to reduce its holding of such investments over time.

     Future investment income from mortgage-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. Due to the

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED) fact that the Company's investments in mortgage-backed securities were predominately made since 1992, the current interest rate environment is not expected to cause any material extension of the average maturities of these investments. With the exception of many of the Company's September 1994 purchases of such investments, most of these investments were purchased by the Company at discounts. Prepayment activity on securities purchased at a discount is not expected to result in any material losses to the Company because prepayments would generally accelerate the reporting of the discounts as investment income. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities. At December 31, 1995, the Company had unamortized discounts and premiums of $17.0 million and $11.0 million, respectively, related to mortgage-backed securities. Given the credit quality, liquidity and anticipated payment characteristics of the Company's investments in mortgage-backed securities, the Company believes that the associated risk can be managed without material adverse consequences on its consolidated financial statements.

     The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:

    GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1995
     California........................   28.7%
     Illinois..........................   24.4
     Texas.............................   10.2
     Oregon............................    7.4
     Colorado..........................    6.5
     Hawaii............................    6.2
     Washington........................    5.7
     Florida...........................    4.8
     Ohio..............................    2.9
     Other(1)..........................    3.2
                                         -----
               Total...................  100.0%
                                         =====
  DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1995
     Hotel.............................   34.3%
     Office............................   30.2
     Land..............................   17.2
     Residential.......................    4.8
     Retail............................    4.5
     Industrial........................    3.0
     Other.............................    6.0
                                         -----
               Total...................  100.0%
                                         =====

---------------
(1) No other single location exceeded 2.0 percent.

     Real estate markets have been depressed in recent periods in areas where most of the Company's real estate portfolio is located. California real estate market conditions have continued to be worse than in many other areas of the country. Real estate markets in northern California and Illinois show some stabilization and improvement.

     Undeveloped land represented approximately 17.2 percent of the Company's real estate portfolio at December 31, 1995. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

     The majority of the Company's real estate loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See the note captioned "Unconsolidated Investees".)

     At December 31, 1995, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt") have interests constituted approximately $99.7 million, or 33.3 percent, of the Company's real estate portfolio. The Nesbitt ventures primarily consist of eleven hotel properties. At December 31, 1995, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

     At December 31, 1995, loans to and investments in a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, constituted approximately $66.0 million, or 22.0 percent, of the Company's real estate portfolio. The Company's interest in the MLP is a less than one percent limited partnership interest, and Kemper's interest is 75 percent at December 31, 1995. Prior to 1995, Kemper's interest was 50 percent. At December 31, 1995, MLP-related commitments accounted for approximately $29.8 million of the Company's off-balance-sheet legal commitments, of which the Company expects to fund $17.0 million.

     At December 31, 1995, the Company's loans to and investments in projects with the Prime Group, Inc. or its affiliates totaled approximately $24.8 million, or 8.3 percent, of the Company's real estate portfolio. Prime Group-related commitments accounted for $165.6 million of the off-balance-sheet legal commitments at December 31, 1995, of which the Company expects to fund $15.0 million.

(6) INCOME TAXES

     Income tax expense (benefit) was as follows for the years ended December 31, 1995, 1994 and 1993:

                     (in thousands)                          1995           1994          1993
                                                           ---------       -------       -------
Current..................................................  $(113,087)      $(6,898)      $(5,773)
Deferred.................................................     38,423        21,329        16,915
                                                           ---------       -------       -------
          Total..........................................  $ (74,664)      $14,431       $11,142
                                                           =========       =======       =======

     Included in the current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which will be utilized against taxable income on Kemper's consolidated short period Federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company will file a stand alone Federal income tax return. Previously, the Company had filed a consolidated Federal income tax return with Kemper. In the first quarter of 1996, the Company and Kemper settled the outstanding balances for the short period under the tax allocation agreement with Kemper making a payment to the Company of approximately $30 million. The Company's receivable from Kemper for all remaining balances under the tax allocation agreement, after adjusting for the $30 million payment, totaled approximately $82.6 million at December 31, 1995. Such remaining amounts are expected to be settled in the fourth quarter of 1996.

     The actual income tax expense (benefit) for 1995, 1994 and 1993 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. Federal corporate tax rate of 35 percent in 1995, 1994, and 1993 to income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principle.

                        (in thousands)                             1995         1994         1993
                                                                 --------      -------      -------
Computed expected tax expense (benefit).......................   $(72,700)     $14,277      $ 7,992
Difference between "expected" and actual tax expense
  (benefit):
  State taxes.................................................     (1,370)         645          332
  Foreign tax credit..........................................       (183)        (155)         358
  Change in tax rate..........................................         --           --        1,441
  Change in valuation allowance...............................         --           --          701
  Other, net..................................................       (411)        (336)         318
                                                                 --------      -------      -------
          Total actual tax expense (benefit)..................   $(74,664)     $14,431      $11,142
                                                                 ========      =======      =======

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
     Under SFAS 109 ACCOUNTING FOR INCOME TAXES, deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. SFAS 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

     The implementation of SFAS 109 in 1993 resulted in a one-time increase to earnings of $2.4 million.

     Under SFAS 109, a valuation allowance is established to reduce the deferred Federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in Kemper's Federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. During 1995 and 1994, the change in the valuation allowance related solely to the change in the net deferred Federal tax asset or liability from unrealized gains or losses on investments.

     The tax effects of temporary differences that give rise to significant portions of the Company's net deferred Federal tax liability were as follows:

                                                                       DECEMBER 31,
                                                         ----------------------------------------
                    (in thousands)                         1995            1994            1993
                                                         ---------       ---------       --------
Deferred Federal tax assets:
  Unrealized losses on investments.....................  $      --       $  85,331       $     --
  Life policy reserves.................................     42,512          51,519         60,446
  Real estate-related..................................     21,920          39,360         45,851
  Other investment-related.............................      1,725           7,435         12,498
  Other................................................      6,864           6,415          5,804
                                                         ---------       ---------       --------
     Total deferred Federal tax assets.................     73,021         190,060        124,599
  Valuation allowance..................................    (15,201)       (100,532)       (15,201)
                                                         ---------       ---------       --------
     Total deferred Federal tax assets after valuation
       allowance.......................................     57,820          89,528        109,398
                                                         ---------       ---------       --------
Deferred Federal tax liabilities:
  Deferred insurance acquisition costs.................    111,523         108,663        100,834
  Unrealized gains on investments......................     37,919              --         49,193
  Depreciation and amortization........................     18,767          18,878         21,367
  Other................................................      2,320           3,351          2,049
                                                         ---------       ---------       --------
     Total deferred Federal tax liabilities............    170,529         130,892        173,443
                                                         ---------       ---------       --------
Net deferred Federal tax liabilities...................  $(112,709)      $ (41,364)      $(64,045)
                                                         =========       =========       ========

     The valuation allowance is subject to future adjustments based on, among other items, Kemper's estimates of future operating earnings and capital gains.

     The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1990 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

     The Company received cash capital contributions of $82.5 million and $90.0 million during 1994 and 1993, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) RELATED-PARTY TRANSACTIONS (CONTINUED)
     In 1994 and 1993, the Company transferred the majority of its deficit equity ownership interest in two limited partnerships to another Kemper subsidiary resulting in an increase of the Company's additional paid-in capital of $71 thousand and $9.2 million, respectively. The Company also paid a non-cash dividend of $530 thousand in December 1993, which represented the positive equity ownership interests of the majority of one of its limited partnerships. Net losses associated with the Company's ownership interests in these limited partnerships amounted to $0.4 million, $1.4 million and $5.4 million in 1995, 1994 and 1993, respectively, and are included in the Company's consolidated statement of operations.

     The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1995 and 1994, joint venture mortgage loans totaled $120 million and $351 million, respectively, and during 1995, 1994 and 1993, the Company earned interest income on these joint venture loans of $19.6 million, $22.0 million and $63.1 million, respectively.

     All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Zurich Kemper Investments, Inc. ("ZKI"), an affiliated company, and the information systems of Kemper Service Company ("KSvC"), a ZKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1995, 1994 and 1993, expenses allocated to the Company from ZKI and KSvC amounted to $4.4 million, $6.5 million and $3.1 million, respectively. The Company also paid to ZKI investment management fees of $3.4 million, $6.0 million and $6.7 million during 1995, 1994 and 1993, respectively. In addition, expenses allocated to the Company from FKLA during 1995, 1994 and 1993 amounted to $14.3 million, $11.1 million and $13.1 million, respectively.

     During 1995, 1994 and 1993, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million, $154.0 million and $343.7 million respectively, to KFC Portfolio Corp., an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. The Company also paid KFC Portfolio Corp. $1.8 million in 1995 related to the management of the Company's real estate portfolio.

(8) REINSURANCE

     In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

     In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to FLA. FLA is a mutual insurance company that shares common management with the Company and FKLA and common board members with the Company, FKLA and Kemper. As of December 31, 1995, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to approximately $503 million. During 1995 the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     The Company and FKLA sponsor a welfare plan that provides medical and life insurance benefits to their retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED) retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

     The discount rate used in determining the allocated postretirement benefit obligation was 7.25 percent and 8 percent for 1995 and 1994, respectively. The assumed health care trend rate used was based on projected experience for 1995 and 1996, 10 percent in 1997, gradually declining to 6 percent by the year 2000 and remaining at that level thereafter.

     The status of the plan as of December 31, 1995 and 1994, was as follows:

     Accumulated postretirement benefit obligation:

(in thousands)                                                                       1995     1994
                                                                                     ----     ----
Retirees..........................................................................   $234     $206
Fully eligible active plan participants...........................................    111       58
Other active plan participants....................................................    427      101
Unrecognized gain (loss) from actuarial experience................................    (85)     314
                                                                                     ----     ----
          Accrued liability.......................................................   $687     $679
                                                                                     ====     ====

Components of the net periodic postretirement benefit cost:

(in thousands)                                                                       1995     1994
                                                                                     ----     ----
Service cost-benefits attributed to service during the period.....................   $ 58     $ 31
Interest cost on accumulated postretirement benefit obligations...................     41       43
Amortization of unrecognized actuarial gain.......................................    (19)     (35)
                                                                                     ----     ----
          Total...................................................................   $ 80     $ 39
                                                                                     =====    =====

     A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1995 and 1994 by $146 thousand and $48 thousand, respectively, and the net postretirement health care interest and service costs for the years ended December 31, 1995 and 1994 by $24 thousand and $14 thousand, respectively.

     During 1994, the Company adopted certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement. The effect of adopting these policies was immaterial.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

     The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

     Although none of the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)
     See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1995 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. Assessments levied against the Company and charged to expense in 1995, 1994 and 1993 amounted to $5.8 million, $0.0 million and $5.8 million, respectively. Such amounts relate to accrued guaranty fund assessments of $5.0 million and $4.0 million at December 31, 1995 and 1994, respectively. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1995.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK

     At December 31, 1995, the Company had loan commitments and stand-by financing agreements totaling $248.2 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $56.4 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is party to derivative financial instruments in the normal course of business for other than trading purposes to hedge exposures in foreign currency fluctuations related to certain foreign fixed maturity securities held by the Company. The following table summarizes various information regarding these derivative financial instruments as of December 31, 1995 and 1994:

                                                                                                                        WEIGHTED
                                                                                                           WEIGHTED      AVERAGE
                                                                                                           AVERAGE      REPRICING
(in thousands)                                                      NOTIONAL    CARRYING    ESTIMATED      YEARS TO     FREQUENCY
1995                                                                 AMOUNT      VALUE      FAIR VALUE    EXPIRATION     (DAYS)
----                                                                --------    --------    ----------    ----------    ---------
Non-trading foreign exchange forward options.....................   $ 43,754      $112         $112           .32           30
1994
----
Non-trading foreign exchange forward options.....................     34,541        18           18           .25           30

     The Company's hedges relating to foreign currency exposure are implemented using forward contracts on foreign currencies. These are generally short duration contracts with U.S. money-center banks. The Company records realized and unrealized gains and losses on such investments in net income on a current basis. The amounts of gain (loss) included in net income during 1995, 1994 and 1993 totaled $(1.0 million), $6.4 million and $(2.8 million), respectively.

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS

     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See the note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

     The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

     Fixed maturities and equity securities: Fair values for fixed maturity securities and for equity securities were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZKI.

     Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

     Mortgage loans and other real estate-related investments: Fair values for mortgage loans and other real estate-related investments for year-end 1994 were estimated on a project-by-project basis. Generally, the projected cash flows of the collateral were discounted using a discount rate of 10 to 12 percent. The resulting collateral estimates were then used to determine the value of the Company's real estate-related investments. Fair values for mortgage loans and other real estate-related investments for year-end 1995 were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.

     Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

     Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1995 and 1994 to be 4.5 percent and 5.5 percent, respectively, while the assumed average market crediting rate was 5.5 percent in 1995 and 6.5 percent in 1994.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     The carrying values and estimated fair values of the Company's financial instruments at December 31, 1995 and 1994 were as follows:

                                                                     DECEMBER 31
                                                -----------------------------------------------------
                                                          1995                         1994
                                                ------------------------     ------------------------
                                                 CARRYING        FAIR         CARRYING        FAIR
(in thousands)                                    VALUE         VALUE          VALUE         VALUE
                                                ----------    ----------     ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities(1)........................   $3,752,325    $3,752,325     $3,463,732    $3,463,732
  Cash and short-term investments............      398,326       398,326        227,353       227,353
  Mortgage loans and other real
     estate-related assets...................      299,589       299,589        907,283       804,867
  Policy loans...............................      289,390       289,390        277,743       277,743
  Other invested assets......................       29,809        21,043         40,527        40,527
Financial instruments recorded as
  liabilities:
  Life policy benefits.......................    4,573,212     4,488,297      4,843,690     4,709,561

---------------
(1) Includes $112 and $18 carrying value and fair value for 1995 and 1994, respectively, of derivative securities used to hedge the foreign currency exposure on certain specific foreign fixed maturity investments.

(14) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1996, assuming that there is sufficient statutory earned surplus, is $38.3 million. The Company paid no cash dividends in 1995, 1994 or 1993.

     The Company's net income (loss) and stockholder's equity as determined in accordance with statutory accounting principles were as follows:

                        (in thousands)                             1995         1994         1993
                                                                 --------     --------     --------
Net income (loss).............................................   $(64,707)    $ 44,491     $(36,178)
                                                                 ========     ========     ========
Statutory surplus.............................................   $383,374     $416,243     $329,430
                                                                 ========     ========     ========

                                   APPENDIX A

                         ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                                 DEATH BENEFITS

     The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. This charge is guaranteed not to exceed an effective annual rate of 0.90%. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, (.92%, the average of the fees and expenses). The tables also reflect applicable charges and deductions including a 3.5% deduction against premiums, a monthly administrative charge of $5 and monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the following approximate net annual investment rate of return of -1.82%, 4.18% and 10.18%, on a current basis. On a guaranteed basis, these rates of return would be -1.82%, 4.18% and 10.18%, respectively. Cost of insurance rates vary by issue age, sex, rating class and Policy Year and, therefore, are not reflected in the approximate net annual investment rate of return above.

     Values are shown for Policies which are issued to a male standard nonsmoker and a male preferred nonsmoker. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE STANDARD NON-SMOKER $1,000. ANNUAL PREMIUM ISSUE AGE 35
                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

                                                                                                      12% HYPOTHETICAL
                                  0% HYPOTHETICAL                      6% HYPOTHETICAL                GROSS INVESTMENT
            PREMIUM           GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                 RETURN
           PAID PLUS     ---------------------------------     --------------------------------     ---------------------
POLICY     INTEREST       CASH       SURRENDER      DEATH       CASH      SURRENDER      DEATH       CASH       SURRENDER
 YEAR        AT 5%        VALUE        VALUE       BENEFIT     VALUE        VALUE       BENEFIT      VALUE        VALUE
------     ---------     -------     ---------     -------     ------     ---------     -------     -------     ---------
   1          1,050          724           17      100,000        774           68      100,000         825          118
   2          2,153        1,429          648      100,000      1,576          794      100,000       1,729          947
   3          3,310        2,112        1,255      100,000      2,401        1,544      100,000       2,715        1,858
   4          4,526        2,771        1,840      100,000      3,250        2,318      100,000       3,791        2,859
   5          5,802        3,409        2,403      100,000      4,125        3,118      100,000       4,966        3,960
   6          7,142        4,019        3,046      100,000      5,020        4,047      100,000       6,247        5,273
   7          8,549        4,603        3,678      100,000      5,938        5,013      100,000       7,643        6,718
   8         10,027        5,161        4,298      100,000      6,880        6,017      100,000       9,168        8,306
   9         11,578        5,693        4,909      100,000      7,846        7,062      100,000      10,836       10,052
  10         13,207        6,216        5,525      100,000      8,855        8,164      100,000      12,677       11,987
  11         14,917        6,730        6,148      100,000      9,909        9,326      100,000      14,712       14,130
  12         16,713        7,237        6,778      100,000     11,010       10,550      100,000      16,961       16,501
  13         18,599        7,736        7,415      100,000     12,160       11,838      100,000      19,445       19,124
  14         20,579        8,227        8,059      100,000     13,362       13,193      100,000      22,190       22,022
  15         22,657        8,711        8,711      100,000     14,617       14,617      100,000      25,223       25,223
  16         24,840        9,187        9,187      100,000     15,929       15,929      100,000      28,574       28,574
  17         27,132        9,656        9,656      100,000     17,299       17,299      100,000      32,277       32,277
  18         29,539       10,118       10,118      100,000     18,731       18,731      100,000      36,368       36,368
  19         32,066       10,573       10,573      100,000     20,227       20,227      100,000      40,889       40,889
  20         34,719       11,020       11,020      100,000     21,789       21,789      100,000      45,883       45,883
  25         50,113       10,923       10,923      100,000     28,575       28,575      100,000      78,636       78,636
  30         69,761        8,599        8,599      100,000     35,318       35,318      100,000     131,633      131,633
  35         94,836        2,275        2,275      100,000     41,110       41,110      100,000     215,714      215,714
  40        126,840      (11,752)           0      100,000     44,302       44,302      100,000     349,794      349,794
  45        167,685      (42,893)           0      100,000     40,832       40,832      100,000     565,945      565,945


POLICY   DEATH
 YEAR   BENEFIT
------  -------
   1    100,000
   2    100,000
   3    100,000
   4    100,000
   5    100,000
   6    100,000
   7    100,000
   8    100,000
   9    100,000
  10    100,000
  11    100,000
  12    100,000
  13    100,000
  14    100,000
  15    100,000
  16    100,000
  17    100,000
  18    100,000
  19    100,000
  20    100,000
  25    105,372
  30    160,592
  35    250,228
  40    374,279
  45    594,242

ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE STANDARD NON-SMOKER $1,000. ANNUAL PREMIUM ISSUE AGE 35
                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

                                                                                                      12% HYPOTHETICAL
                                  0% HYPOTHETICAL                      6% HYPOTHETICAL                GROSS INVESTMENT
            PREMIUM           GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                 RETURN
           PAID PLUS     ---------------------------------     --------------------------------     ---------------------
POLICY     INTEREST       CASH       SURRENDER      DEATH       CASH      SURRENDER      DEATH       CASH       SURRENDER
 YEAR        AT 5%        VALUE        VALUE       BENEFIT     VALUE        VALUE       BENEFIT      VALUE        VALUE
------     ---------     -------     ---------     -------     ------     ---------     -------     -------     ---------
   1          1,050          723          16       100,000        773           67      100,000         824          117
   2          2,153        1,425         644       100,000      1,572          790      100,000       1,725          943
   3          3,310        2,106       1,249       100,000      2,395        1,538      100,000       2,708        1,851
   4          4,526        2,764       1,832       100,000      3,241        2,310      100,000       3,781        2,850
   5          5,802        3,398       2,391       100,000      4,112        3,105      100,000       4,952        3,945
   6          7,142        4,007       3,034       100,000      5,006        4,032      100,000       6,230        5,256
   7          8,549        4,590       3,665       100,000      5,922        4,997      100,000       7,623        6,698
   8         10,027        5,147       4,285       100,000      6,862        6,000      100,000       9,145        8,283
   9         11,578        5,676       4,892       100,000      7,824        7,040      100,000      10,807       10,023
  10         13,207        6,177       5,486       100,000      8,810        8,119      100,000      12,624       11,933
  11         14,917        6,647       6,065       100,000      9,816        9,234      100,000      14,609       14,026
  12         16,713        7,086       6,626       100,000     10,844       10,385      100,000      16,779       16,320
  13         18,599        7,492       7,170       100,000     11,893       11,571      100,000      19,154       18,833
  14         20,579        7,863       7,695       100,000     12,962       12,794      100,000      21,756       21,587
  15         22,657        8,198       8,198       100,000     14,049       14,049      100,000      24,606       24,606
  16         24,840        8,495       8,495       100,000     15,155       15,155      100,000      27,731       27,731
  17         27,132        8,749       8,749       100,000     16,276       16,276      100,000      31,160       31,160
  18         29,539        8,953       8,953       100,000     17,406       17,406      100,000      34,921       34,921
  19         32,066        9,104       9,104       100,000     18,543       18,543      100,000      39,053       39,053
  20         34,719        9,194       9,194       100,000     19,681       19,681      100,000      43,594       43,594
  25         50,113        8,534       8,534       100,000     25,240       25,240      100,000      74,373       74,373
  30         69,761        5,161       5,161       100,000     29,953       29,953      100,000     124,441      124,441
  35         94,836       (3,252)          0       100,000     32,143       32,143      100,000     203,535      203,535
  40        126,840      (21,775)          0       100,000     28,278       28,278      100,000     329,234      329,234
  45        167,685      (64,123)          0       100,000      8,456        8,456      100,000     531,604      531,604


POLICY   DEATH
 YEAR   BENEFIT
------  -------
   1    100,000
   2    100,000
   3    100,000
   4    100,000
   5    100,000
   6    100,000
   7    100,000
   8    100,000
   9    100,000
  10    100,000
  11    100,000
  12    100,000
  13    100,000
  14    100,000
  15    100,000
  16    100,000
  17    100,000
  18    100,000
  19    100,000
  20    100,000
  25    100,000
  30    151,818
  35    236,101
  40    352,281
  45    558,184

ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE STANDARD NON-SMOKER $3,000. ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

                                   0% HYPOTHETICAL                         6% HYPOTHETICAL                 12% HYPOTHETICAL
            PREMIUM            GROSS INVESTMENT RETURN                 GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           PAID PLUS     ------------------------------------     ---------------------------------     -----------------------
POLICY     INTEREST         CASH        SURRENDER      DEATH       CASH       SURRENDER      DEATH        CASH        SURRENDER
 YEAR        AT 5%         VALUE          VALUE       BENEFIT      VALUE        VALUE       BENEFIT       VALUE         VALUE
------     ---------     ----------     ---------     -------     -------     ---------     -------     ---------     ---------
   1          3,150           2,032          787      100,000       2,180          935      100,000         2,328         1,083
   2          6,457           3,968        2,499      100,000       4,392        2,922      100,000         4,835         3,365
   3          9,930           5,803        4,108      100,000       6,631        4,936      100,000         7,533         5,838
   4         13,577           7,539        5,619      100,000       8,902        6,983      100,000        10,448         8,529
   5         17,406           9,164        7,019      100,000      11,195        9,050      100,000        13,596        11,451
   6         21,426          10,721        8,588      100,000      13,553       11,420      100,000        17,045        14,913
   7         25,647          12,267       10,191      100,000      16,040       13,964      100,000        20,893        18,817
   8         30,080          13,804       11,830      100,000      18,662       16,688      100,000        25,183        23,209
   9         34,734          15,332       13,505      100,000      21,427       19,600      100,000        29,968        28,141
  10         39,620          16,850       15,215      100,000      24,342       22,707      100,000        35,304        33,669
  11         44,751          18,358       16,960      100,000      27,417       26,019      100,000        41,255        39,857
  12         50,139          19,857       18,741      100,000      30,659       29,543      100,000        47,892        46,776
  13         55,796          21,347       20,558      100,000      34,078       33,289      100,000        55,293        54,504
  14         61,736          22,827       22,410      100,000      37,683       37,266      100,000        63,548        63,131
  15         67,972          24,298       24,298      100,000      41,484       41,484      100,000        72,753        72,753
  16         74,521          25,760       25,760      100,000      45,493       45,493      100,000        83,020        83,020
  17         81,397          27,213       27,213      100,000      49,720       49,720      100,000        94,444        94,444
  18         88,617          28,657       28,657      100,000      54,177       54,177      100,000       107,045       107,045
  19         96,198          30,092       30,092      100,000      58,878       58,878      100,000       120,941       120,941
  20        104,158          31,518       31,518      100,000      63,834       63,834      100,000       136,268       136,268
  25        150,340          21,578       21,578      100,000      86,603       86,603      100,000       237,080       237,080
  30        209,282          (8,154)           0      100,000     119,288      119,288      125,253       395,181       395,181
  35        284,509         (97,968)           0      100,000     157,008      157,008      164,858       638,100       638,100
  40        380,519        (411,771)           0      100,000     203,214      203,214      205,246     1,026,438     1,026,438
  45        503,055      (2,584,062)           0      100,000     266,594      266,594      266,594     1,693,207     1,693,207


POLICY    DEATH
 YEAR    BENEFIT
------  ---------
   1      100,000
   2      100,000
   3      100,000
   4      100,000
   5      100,000
   6      100,000
   7      100,000
   8      100,000
   9      100,000
  10      100,000
  11      100,000
  12      100,000
  13      100,000
  14      100,000
  15      100,000
  16      100,000
  17      106,722
  18      118,820
  19      131,826
  20      145,807
  25      248,934
  30      414,940
  35      670,005
  40    1,036,702
  45    1,693,207

ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE STANDARD NON-SMOKER $3,000. ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

                                    0% HYPOTHETICAL                          6% HYPOTHETICAL                   12% HYPOTHETICAL
            PREMIUM             GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           PAID PLUS     -------------------------------------     ------------------------------------     -----------------------
POLICY     INTEREST         CASH         SURRENDER      DEATH         CASH        SURRENDER      DEATH        CASH        SURRENDER
 YEAR        AT 5%          VALUE          VALUE       BENEFIT       VALUE          VALUE       BENEFIT       VALUE         VALUE
------     ---------     -----------     ---------     -------     ----------     ---------     -------     ---------     ---------
   1          3,150            2,030          785      100,000          2,178          933      100,000         2,326         1,081
   2          6,457            3,962        2,492      100,000          4,385        2,915      100,000         4,827         3,358
   3          9,930            5,795        4,100      100,000          6,623        4,928      100,000         7,523         5,829
   4         13,577            7,527        5,608      100,000          8,890        6,970      100,000        10,434         8,515
   5         17,406            9,152        7,007      100,000         11,181        9,036      100,000        13,579        11,435
   6         21,426           10,663        8,530      100,000         13,493       11,360      100,000        16,981        14,848
   7         25,647           12,053        9,977      100,000         15,819       13,743      100,000        20,668        18,592
   8         30,080           13,310       11,336      100,000         18,153       16,180      100,000        24,667        22,693
   9         34,734           14,421       12,594      100,000         20,486       18,659      100,000        29,014        27,187
  10         39,620           15,372       13,737      100,000         22,806       21,171      100,000        33,750        32,115
  11         44,751           16,150       14,752      100,000         25,108       23,710      100,000        38,929        37,531
  12         50,139           16,745       15,629      100,000         27,389       26,273      100,000        44,619        43,503
  13         55,796           17,142       16,353      100,000         29,644       28,855      100,000        50,904        50,115
  14         61,736           17,329       16,912      100,000         31,870       31,454      100,000        57,886        57,469
  15         67,972           17,283       17,283      100,000         34,062       34,062      100,000        65,687        65,687
  16         74,521           16,973       16,973      100,000         36,205       36,205      100,000        74,457        74,457
  17         81,397           16,306       16,306      100,000         38,244       38,244      100,000        84,370        84,370
  18         88,617           15,323       15,323      100,000         40,229       40,229      100,000        95,616        95,616
  19         96,198           13,905       13,905      100,000         42,096       42,096      100,000       108,027       108,027
  20        104,158           11,972       11,972      100,000         43,819       43,819      100,000       121,716       121,716
  25        150,340           (8,555)           0      100,000         49,628       49,628      100,000       213,228       213,228
  30        209,282          (66,744)           0      100,000         46,231       46,231      100,000       355,822       355,822
  35        284,509         (256,141)           0      100,000          8,445        8,445      100,000       572,633       572,633
  40        380,519       (1,034,342)           0      100,000       (210,217)           0      100,000       918,269       918,269
  45        503,055      (16,453,856)           0      100,000     (5,701,798)           0      100,000     1,520,778     1,520,778


POLICY    DEATH
 YEAR    BENEFIT
------  ---------
   1      100,000
   2      100,000
   3      100,000
   4      100,000
   5      100,000
   6      100,000
   7      100,000
   8      100,000
   9      100,000
  10      100,000
  11      100,000
  12      100,000
  13      100,000
  14      100,000
  15      100,000
  16      100,000
  17      100,000
  18      106,133
  19      117,750
  20      130,236
  25      223,890
  30      373,613
  35      601,265
  40      927,452
  45    1,520,778

ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE PREFERRED NON-SMOKER $1,500. ANNUAL PREMIUM ISSUE AGE 35
                        $150,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

                                                                                                       12% HYPOTHETICAL
                                  0% HYPOTHETICAL                       6% HYPOTHETICAL                GROSS INVESTMENT
            PREMIUM           GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN                 RETURN
           PAID PLUS     ---------------------------------     ---------------------------------     ---------------------
POLICY     INTEREST       CASH       SURRENDER      DEATH       CASH       SURRENDER      DEATH       CASH       SURRENDER
 YEAR        AT 5%        VALUE        VALUE       BENEFIT      VALUE        VALUE       BENEFIT      VALUE        VALUE
------     ---------     -------     ---------     -------     -------     ---------     -------     -------     ---------
   1          1,575        1,115           62      150,000       1,192          139      150,000       1,269          216
   2          3,229        2,203        1,037      150,000       2,427        1,261      150,000       2,660        1,495
   3          4,965        3,255        1,977      150,000       3,697        2,419      150,000       4,177        2,899
   4          6,788        4,287        2,896      150,000       5,020        3,629      150,000       5,848        4,458
   5          8,703        5,302        3,799      150,000       6,401        4,898      150,000       7,693        6,190
   6         10,713        6,300        4,846      150,000       7,842        8,388      150,000       9,729        8,275
   7         12,824        7,282        5,900      150,000       9,346        7,963      150,000      11,977       10,594
   8         15,040        8,248        6,960      150,000      10,916        9,628      150,000      14,458       13,169
   9         17,367        9,198        8,027      150,000      12,555       11,383      150,000      17,197       16,025
  10         19,810       10,133        9,100      150,000      14,265       13,232      150,000      20,220       19,187
  11         22,376       11,052       10,181      150,000      16,050       15,179      150,000      23,558       22,687
  12         25,069       11,957       11,270      150,000      17,914       17,226      150,000      27,242       26,555
  13         27,898       12,846       12,366      150,000      19,859       19,378      150,000      31,309       30,828
  14         30,868       13,721       13,470      150,000      21,889       21,637      150,000      35,798       35,547
  15         33,986       14,582       14,582      150,000      24,008       24,008      150,000      40,754       40,754
  16         37,261       15,429       15,429      150,000      26,219       26,219      150,000      46,224       46,224
  17         40,699       16,261       16,261      150,000      28,528       28,528      150,000      52,263       52,263
  18         44,309       17,081       17,081      150,000      30,937       30,937      150,000      58,929       58,929
  19         48,099       17,886       17,886      150,000      33,452       33,452      150,000      66,288       66,288
  20         52,079       18,679       18,679      150,000      36,077       36,077      150,000      74,411       74,411
  25         75,170       20,280       20,280      150,000      48,989       48,989      150,000     128,390      128,390
  30        104,641       19,653       19,653      150,000      63,509       63,509      150,000     215,487      215,487
  35        142,254       15,296       15,296      150,000      79,573       79,573      150,000     354,743      354,743
  40        190,260        4,372        4,372      150,000      97,457       97,457      150,000     578,149      578,149
  45        251,528      (19,587)           0      150,000     118,321      118,321      150,000     939,143      939,143


POLICY   DEATH
 YEAR   BENEFIT
------  -------
   1    150,000
   2    150,000
   3    150,000
   4    150,000
   5    150,000
   6    150,000
   7    150,000
   8    150,000
   9    150,000
  10    150,000
  11    150,000
  12    150,000
  13    150,000
  14    150,000
  15    150,000
  16    150,000
  17    150,000
  18    150,000
  19    150,000
  20    150,000
  25    172,043
  30    262,894
  35    411,501
  40    618,620
  45    986,101

ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE PREFERRED NON-SMOKER $1,500. ANNUAL PREMIUM ISSUE AGE 35
                        $150,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

                                                                                                      12% HYPOTHETICAL
                                  0% HYPOTHETICAL                      6% HYPOTHETICAL                GROSS INVESTMENT
            PREMIUM           GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                 RETURN
           PAID PLUS     ---------------------------------     --------------------------------     ---------------------
POLICY     INTEREST       CASH       SURRENDER      DEATH       CASH      SURRENDER      DEATH       CASH       SURRENDER
 YEAR        AT 5%        VALUE        VALUE       BENEFIT     VALUE        VALUE       BENEFIT      VALUE        VALUE
------     ---------     -------     ---------     -------     ------     ---------     -------     -------     ---------
   1          1,575        1,114           60      150,000      1,190          137      150,000       1,267          214
   2          3,229        2,197        1,031      150,000      2,421        1,255      150,000       2,654        1,488
   3          4,965        3,247        1,968      150,000      3,688        2,410      150,000       4,167        2,889
   4          6,788        4,262        2,871      150,000      4,993        3,603      150,000       5,819        4,429
   5          8,703        5,241        3,738      150,000      6,335        4,832      150,000       7,623        6,119
   6         10,713        6,182        4,728      150,000      7,714        6,260      150,000       9,591        8,137
   7         12,824        7,084        5,701      150,000      9,129        7,746      150,000      11,739       10,357
   8         15,040        7,946        6,657      150,000     10,580        9,292      150,000      14,086       12,797
   9         17,367        8,765        7,593      150,000     12,067       10,895      150,000      16,649       15,477
  10         19,810        9,542        8,510      150,000     13,591       12,558      150,000      19,451       18,418
  11         22,376       10,274        9,402      150,000     15,149       14,277      150,000      22,515       21,644
  12         25,069       10,957       10,270      150,000     16,740       16,053      150,000      25,866       25,179
  13         27,898       11,591       11,110      150,000     18,366       17,885      150,000      29,534       29,054
  14         30,868       12,173       11,922      150,000     20,024       19,773      150,000      33,553       33,302
  15         33,986       12,700       12,700      150,000     21,713       21,713      150,000      37,958       37,958
  16         37,261       13,170       13,170      150,000     23,433       23,433      150,000      42,791       42,791
  17         40,699       13,574       13,574      150,000     25,178       25,178      150,000      48,094       48,094
  18         44,309       13,905       13,905      150,000     26,941       26,941      150,000      53,915       53,915
  19         48,099       14,155       14,155      150,000     28,717       28,717      150,000      60,311       60,311
  20         52,079       14,314       14,314      150,000     30,500       30,500      150,000      67,344       67,344
  25         75,170       13,448       13,448      150,000     39,289       39,289      150,000     115,080      115,080
  30        104,641        8,530        8,530      150,000     47,001       47,001      150,000     192,468      192,468
  35        142,254       (3,905)           0      150,000     51,289       51,289      150,000     314,710      314,710
  40        190,260      (31,401)           0      150,000     47,287       47,289      150,000     508,980      508,980
  45        251,528      (94,364)           0      150,000     21,445       21,445      150,000     821,747      821,747


POLICY   DEATH
 YEAR   BENEFIT
------  -------
   1    150,000
   2    150,000
   3    150,000
   4    150,000
   5    150,000
   6    150,000
   7    150,000
   8    150,000
   9    150,000
  10    150,000
  11    150,000
  12    150,000
  13    150,000
  14    150,000
  15    150,000
  16    150,000
  17    150,000
  18    150,000
  19    150,000
  20    150,000
  25    154,208
  30    234,811
  35    365,064
  40    544,609
  45    862,835

ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE PREFERRED NON-SMOKER $4,500. ANNUAL PREMIUM ISSUE AGE 55
                        $150,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

                                  0% HYPOTHETICAL                        6% HYPOTHETICAL                 12% HYPOTHETICAL
            PREMIUM           GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           PAID PLUS     ----------------------------------     ---------------------------------     -----------------------
POLICY     INTEREST        CASH       SURRENDER      DEATH       CASH       SURRENDER      DEATH        CASH        SURRENDER
 YEAR        AT 5%        VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT       VALUE         VALUE
------     ---------     --------     ---------     -------     -------     ---------     -------     ---------     ---------
   1          4,725         3,078        1,217      150,000       3,300        1,440      150,000         3,524         1,663
   2          9,686         6,083        3,886      150,000       6,725        4,527      150,000         7,395         5,197
   3         14,896         9,059        6,523      150,000      10,322        7,786      150,000        11,694         9,159
   4         20,365        12,003        9,131      150,000      14,099       11,226      150,000        16,470        13,597
   5         26,109        14,918       11,708      150,000      18,066       14,856      150,000        21,775        18,565
   6         32,139        17,803       14,610      150,000      22,233       19,040      150,000        27,667        24,474
   7         38,471        20,658       17,550      150,000      26,609       23,501      150,000        34,212        31,104
   8         45,120        23,484       20,528      150,000      31,205       28,249      150,000        41,481        38,525
   9         52,101        26,281       23,545      150,000      36,032       33,295      150,000        49,555        46,819
  10         59,431        29,049       26,600      150,000      41,101       38,652      150,000        58,524        56,075
  11         67,127        31,789       29,695      150,000      46,425       44,331      150,000        68,485        66,391
  12         75,208        34,501       32,829      150,000      52,016       50,344      150,000        79,550        77,878
  13         83,694        37,185       36,003      150,000      57,889       56,707      150,000        91,839        90,657
  14         92,604        39,842       39,217      150,000      64,056       63,431      150,000       105,490       104,865
  15        101,959        42,471       42,471      150,000      70,533       70,533      150,000       120,652       120,652
  16        111,782        45,074       45,074      150,000      77,336       77,336      150,000       137,477       137,477
  17        122,096        47,650       47,650      150,000      84,481       84,481      150,000       156,033       156,033
  18        132,926        50,199       50,199      150,000      91,984       91,984      150,000       176,486       176,486
  19        144,297        52,722       52,722      150,000      99,865       99,865      150,000       199,033       199,033
  20        156,237        55,220       55,220      150,000     108,142      108,142      150,000       223,894       223,894
  25        225,511        52,731       52,731      150,000     152,731      152,731      160,367       388,823       388,823
  30        313,924        37,427       37,427      150,000     208,639      208,639      219,071       650,497       650,497
  35        426,763        (7,436)           0      150,000     273,977      273,977      287,676     1,060,127     1,060,127
  40        570,779      (129,413)           0      150,000     354,062      354,062      357,603     1,718,253     1,718,253
  45        754,583      (657,234)           0      150,000     460,091      460,091      460,091     2,827,146     2,827,146


POLICY    DEATH
 YEAR    BENEFIT
------  ---------
   1      150,000
   2      150,000
   3      150,000
   4      150,000
   5      150,000
   6      150,000
   7      150,000
   8      150,000
   9      150,000
  10      150,000
  11      150,000
  12      150,000
  13      150,000
  14      150,000
  15      150,000
  16      158,099
  17      176,317
  18      195,899
  19      216,946
  20      239,566
  25      408,264
  30      683,022
  35    1,113,133
  40    1,735,436
  45    2,827,146

ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE PREFERRED NON-SMOKER $4,500. ANNUAL PREMIUM ISSUE AGE 55
                        $150,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

                                    0% HYPOTHETICAL                          6% HYPOTHETICAL                   12% HYPOTHETICAL
            PREMIUM             GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           PAID PLUS     -------------------------------------     ------------------------------------     -----------------------
POLICY     INTEREST         CASH         SURRENDER      DEATH         CASH        SURRENDER      DEATH        CASH        SURRENDER
 YEAR        AT 5%          VALUE          VALUE       BENEFIT       VALUE          VALUE       BENEFIT       VALUE         VALUE
------     ---------     -----------     ---------     -------     ----------     ---------     -------     ---------     ---------
   1          4,725            3,075        1,214      150,000          3,297        1,437      150,000         3,520         1,660
   2          9,686            6,002        3,804      150,000          6,641        4,443      150,000         7,308         5,110
   3         14,896            8,781        6,246      150,000         10,031        7,496      150,000        11,392         8,856
   4         20,365           11,409        8,536      150,000         13,468       10,595      150,000        15,802        12,929
   5         26,109           13,875       10,665      150,000         16,943       13,733      150,000        20,568        17,358
   6         32,139           16,170       12,977      150,000         20,450       17,257      150,000        25,726        22,533
   7         38,471           18,284       15,175      150,000         23,983       20,875      150,000        31,317        28,209
   8         45,120           20,199       17,243      150,000         27,530       24,574      150,000        37,386        34,430
   9         52,101           21,896       19,159      150,000         31,077       28,341      150,000        43,984        41,248
  10         59,431           23,352       20,904      150,000         34,610       32,161      150,000        51,177        48,728
  11         67,127           24,550       22,456      150,000         38,120       36,026      150,000        59,046        56,952
  12         75,208           25,474       23,802      150,000         41,603       39,931      150,000        67,698        66,026
  13         83,694           26,103       24,921      150,000         45,053       43,870      150,000        77,258        76,076
  14         92,604           26,416       25,792      150,000         48,465       47,840      150,000        87,883        87,258
  15        101,959           26,384       26,384      150,000         51,833       51,833      150,000        99,761        99,761
  16        111,782           25,956       25,956      150,000         55,137       55,137      150,000       113,120       113,120
  17        122,096           24,997       24,997      150,000         58,296       58,296      150,000       128,232       128,232
  18        132,926           23,565       23,565      150,000         61,385       61,385      150,000       145,322       145,322
  19        144,297           21,485       21,485      150,000         64,313       64,313      150,000       164,155       164,155
  20        156,237           18,639       18,639      150,000         67,044       67,044      150,000       184,927       184,927
  25        225,511          (11,771)           0      150,000         76,957       76,957      150,000       323,789       323,789
  30        313,924          (98,215)           0      150,000         75,011       75,011      150,000       540,164       540,164
  35        426,763         (379,805)           0      150,000         29,675       29,675      150,000       869,152       869,152
  40        570,779       (1,537,012)           0      150,000       (241,207)           0      150,000     1,393,618     1,393,618
  45        754,583      (24,467,453)           0      150,000     (7,091,252)           0      150,000     2,307,875     2,307,875


POLICY    DEATH
 YEAR    BENEFIT
------  ---------
   1      150,000
   2      150,000
   3      150,000
   4      150,000
   5      150,000
   6      150,000
   7      150,000
   8      150,000
   9      150,000
  10      150,000
  11      150,000
  12      150,000
  13      150,000
  14      150,000
  15      150,000
  16      150,000
  17      150,000
  18      161,307
  19      178,929
  20      197,872
  25      339,979
  30      567,172
  35      912,609
  40    1,407,554
  45    2,307,875

ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                         TABLE OF DEATH BENEFIT FACTORS

ATTAINED                     ATTAINED                     ATTAINED                     ATTAINED
  AGE*         PERCENT         AGE*         PERCENT         AGE*         PERCENT         AGE*         PERCENT
--------       -------       --------       -------       --------       -------       --------       -------
  0-40           250            50            185            60            130              70          115
    41           243            51            178            61            128              71          113
    42           236            52            171            62            126              72          111
    43           229            53            164            63            124              73          109
    44           222            54            157            64            122              74          107
    45           215            55            150            65            120           75-90          105
    46           209            56            146            66            119              91          104
    47           203            57            142            67            118              92          103
    48           197            58            138            68            117              93          102
    49           191            59            134            69            116              94          101
                                                                                         95-99          100

* ATTAINED AGE AS OF THE BEGINNING OF THE POLICY YEAR

                      (This page intentionally left blank)

                       [WORLD MARKETING ALLIANCE, INC.]


        POWER V is marketed exclusively by World Marketing Alliance, Inc.;
                distributed by Investors Brokerage Services, Inc.; and
         policy is underwritten by Kemper Investors Life Insurance Company,
                                Long Grove, IL  60049


                          [ZURICH KEMPER LIFE LOGO]



WMA-1002 (12/96)